As filed with the U.S. Securities and Exchange Commission on September 24, 2025
File No. 333-195493
File No. 811-22961
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	538	[X]
	and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	541	[X]
EA Series Trust
(Exact Name of Registrant as Specified in Charter)
3803 West Chester Pike, Suite 150
Newtown Square, PA 19073
(Address of Principal Executive Offices, Zip Code)
(215) 330-4476
(Registrant’s Telephone Number, including Area Code)
 Michael D. Barolsky
3803 West Chester Pike, Suite 150
Newtown Square, PA 19073
(Name and Address of Agent for Service)
 Copy to:
Karen Aspinall, Esq.
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211
Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement

 It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on September 30, 2025 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ________________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on ________________ pursuant to paragraph (a)(2) of Rule 485.
 If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

September 30, 2025

Sparkline Intangible Value ETF	Ticker Symbol: ITAN
Sparkline International Intangible Value ETF	Ticker Symbol: DTAN
Sparkline US Small Cap Intangible Value ETF	Ticker Symbol: STAN
Sparkline Emerging Markets Intangible Value ETF	Ticker Symbol: ETAN
each of the above listed on NYSE Arca, Inc.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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SPARKLINE INTANGIBLE VALUE ETF
Fund Summary
INVESTMENT OBJECTIVE
The Sparkline Intangible Value ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$51	$160	$280	$628
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund will invest in U.S.-listed equity securities that Sparkline Capital LP (the “Sub-Adviser”) believes are attractive relative to its proprietary measure of “intangible-augmented intrinsic value.”
Unlike most traditional quantitative value strategies, the Sub-Adviser’s definition of intrinsic value (i.e. intangible-augmented intrinsic value) includes an assessment of both tangible assets and intangible value. Including a measurement of a company’s intangible value is a crucial part of the Sub-Adviser’s investment process. The Sub-Adviser believes intangible value is growing increasingly important as the economy shifts from industrial to information-based. The Sub-Adviser focuses on four pillars of intangible value: (1) human capital, (2) brand equity, (3) intellectual property, and (4) network effects, each of which are described more below.
1.Human capital: Human capital is the value embodied by human beings. In the modern economy, the ability to attract and retain top talent can be an important source of competitive advantage, as are company cultures that motivate and nurture workers.
2.Brand equity: Well-known brand names are often able to generate sales simply due to strong consumer recognition and loyalty. Companies may invest considerable resources in building their brands, which can constitute a large component of their market value.
3.Intellectual property: Intellectual property encompasses creations of the human intellect. It includes both legally-protected patents and proprietary trade secrets. As science and technology plays a larger role in human society, intellectual property has increasingly become the primary source of value for many companies.
4.Network effects: Network effects are a phenomenon by which users of a product or service derive incremental value from the addition of other users to the network. This can make it challenging for new entrants to unseat firms with dominant
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market positions. As globalization and the internet increase the potential scale of networks, network effects are becoming an important type of “moat.”
The Sub-Adviser employs a proprietary quantitative methodology to determine an estimated value of the foregoing four pillars for each company as well as to determine an estimated value of each company’s tangible assets – the fifth pillar. The assessment of a company’s tangible and intangible value together determine its intangible-augmented intrinsic value. The Sub-Adviser’s valuation process does not necessarily favor a company’s intangible value over its tangible value but due to four of the five pillars considered for determining a company’s value involving intangible value, it is generally expected that intangible will have a higher weight than tangible value. However, the weighting of individual pillars is expected to fluctuate over time.
The Sub-Adviser uses, among other sources, companies’ public accounting disclosures to analyze tangible assets. However, the Sub-Adviser has concluded that most companies’ accounting disclosures omit or give only cursory mention to their intangible value. The technical accounting definition of “intangible assets” is quite specific and captures only a narrow subset of the Sub-Adviser’s broader concept of intangible value. As a result, a key component of the Sub-Adviser’s process is its use of alternative data to measure intangible value. Alternative data refers to non-traditional data sources beyond conventional financial, accounting and stock price information. Examples of alternative data may include the narratives in corporate reports, patent and trademark grants, employee reviews, and social media. These examples are for illustrative purposes only; the Fund may choose to use some or none of these datasets, as well as other datasets not listed above. In general, such metrics are quite varied because each intangible pillar must be measured differently.
Because alternative data is often unstructured (e.g., text, images, audio) and very large, the Sub-Adviser uses natural language processing (NLP) (a form of machine learning) in addition to traditional quantitative investment techniques to incorporate the data into its investment process. NLP is specifically designed to deal with unstructured text. The Sub-Adviser generally uses a combination of third-party and open-source NLP frameworks, which are widely used and vetted, and adapts them to the unique use case of investing. Open-source NLP frameworks are publicly available code libraries that allow users to freely perform standard NLP tasks, such as named entity recognition, sentiment analysis, and summarization. Third-party NLP frameworks refer to services that, while not fully transparent or free of cost, are accessible to public users to perform NLP tasks such as those mentioned above.
This investment process is applied to a starting investment universe of the approximately largest 1,000 publicly listed U.S. securities (by market capitalization). The Sub-Adviser may remove companies from the universe if the Sub-Adviser determines they do not have a meaningful quantity of intangible value. For each company in the investment universe, the Sub-Adviser considers multiple metrics for the company’s attractiveness according to each of the five pillars, and then averages those metrics to produce a score for each of the five pillars. This is because the Sub-Adviser believes that no one data source or metric is infallible and that by combining many metrics, a better result can be obtained. Finally, the composite score is created by summing across the five pillars. The Fund will then generally seek to hold the securities of the companies with the highest total scores. In determining the weighting of each stock, the Sub-Adviser may take into account various factors, including but not limited to value, market capitalization and liquidity.
The Sub-Adviser is not constrained by the number of portfolio holdings, except that the Fund will generally hold at least 50 securities. The Fund’s investments will primarily include common stocks and may include investments in Real Estate Investment Trusts (REITs). Although the Fund will not concentrate its investments in a particular industry, the Sub-Adviser expects that Fund will have significant exposure to companies in the information technology sector.
The Sub-Adviser will seek to continually improve its valuation models used for the Fund as new datasets, methodologies and research become available. The Sub-Adviser will also employ active risk management techniques. As a result and because the Fund seeks to be fully invested at all times, the Sub-Adviser may recommend changes to the Fund’s individual positions during dynamic market conditions.
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PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged.
Alternate Valuation Risk. The Sub-Adviser assesses the intrinsic values of companies by incorporating alternate, non-traditional measurements, within its calculations. There is a risk that the alternate measurements may be incorrect or the Sub-Adviser’s assessment of them may not be reflected in the company’s stock price. In addition, there is a risk that some alternate valuation data for particular companies may be impossible or difficult to obtain, or difficult to analyze even with the aid of NLP tools. As a result, the Sub-Adviser may need to rely on different data sources when valuing differing companies. Therefore, the Sub-Adviser’s strategy of incorporating alternate valuations with traditional valuations may not produce the desired results and may not perform as expected.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Industrials Sector Risk. The Fund may have exposure to companies in the industrials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.
•Communications Sector Risk. The Fund may have exposure to companies operating in the communications sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be
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affected by other fierce competitive pressures, including pricing competition. They may also be adversely affected by research and development costs, substantial capital requirements, and increased governmental regulation.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Machine Learning Risk. The Fund relies heavily on a proprietary “machine learning” selection process as well as data and information supplied by third parties that are utilized in that process. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
Alternative Data Risk. The Sub-Adviser employs so-called “alternative data,” which generally refers to data that is not the traditional exchange or accounting data that has been widely used by the mainstream investment industry. Risks associated with alternative data include the possibility of new legal and regulatory frameworks targeting the collection and use of the data or technological changes that may make the data less useful or available. There is also the possibility that the organizations providing alternative data may cease operations, change business models, or suffer temporary outages due to technical issues. Insider trading and “fair practice” laws are generally untested in this area. Investment decisions based on alternative data may be flawed for various reasons, such as incomplete, “dirty” or misunderstood data, or problems with the technology used to collect and analyze it.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Fund’s principal investment strategies are dependent upon the Sub-Adviser’s use of its proprietary machine learning security selection process and, as a result, the Sub-Adviser’s skill in understanding and utilizing such process.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for,
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Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://etf.sparklinecapital.com/itan/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of June 30, 2025 was 4.23%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 14.67% (quarter ended December 31, 2023) and the Fund’s lowest return for a calendar quarter was (19.14)% (quarter ended June 30, 2022).
Average Annual Total Returns
For the Periods Ended December 31, 2024

Sparkline Intangible Value ETF	1 Year	Since Inception (06/28/2021)
Return Before Taxes	17.83%	7.42%
Return After Taxes on Distributions	17.49%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares	10.77%	5.73%
Solactive GBS United States 1000 Index (reflects no deduction for fees, expenses, or taxes)	24.06%	9.49%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an IRA.
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INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Sparkline Capital LP
PORTFOLIO MANAGERS
Mr. Kai Wu, Founder and Chief Investment Officer of the Sub-Adviser, and Mr. Richard Shaner and Mr. Wm. Joshua Russell, Portfolio Managers of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Wu has served as a portfolio manager of the Fund since 2021. Mr. Wu provides his recommendations to Mr. Shaner and Mr. Russell, who have served as portfolio managers of the Fund since 2021 and 2023, respectively.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SPARKLINE INTERNATIONAL INTANGIBLE VALUE ETF
Fund Summary
INVESTMENT OBJECTIVE
The Sparkline International Intangible Value ETF (the “Fund”) seeks to achieve capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$56	$176	$307	$689
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period September 9, 2024 (commencement of operations) to May 31, 2025, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund will invest in equity securities of publicly listed non-U.S. companies that Sparkline Capital LP (the “Sub-Adviser”) believes are attractive relative to its proprietary measure of “intangible-augmented intrinsic value.” Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amounts of any borrowings for investment purposes) in equity securities of publicly listed non-U.S. companies, including common stocks and depositary receipts evidencing ownership of common stocks, that satisfy the Sub-Adviser’s definition of value.
Unlike most traditional quantitative value strategies, the Sub-Adviser’s definition of intrinsic value (i.e., intangible-augmented intrinsic value) includes an assessment of both tangible assets and intangible value. Including a measurement of a company’s intangible value is a crucial part of the Sub-Adviser’s investment process. The Sub-Adviser believes intangible value is growing increasingly important as the economy shifts from industrial to information-based. The Sub-Adviser focuses on four pillars of intangible value: (1) human capital, (2) brand equity, (3) intellectual property, and (4) network effects, each of which are described more below.
1.Human capital: Human capital is the value embodied by human beings. In the modern economy, the ability to attract and retain top talent can be an important source of competitive advantage, as are company cultures that motivate and nurture workers.
2.Brand equity: Well-known brand names are often able to generate sales simply due to strong consumer recognition and loyalty. Companies may invest considerable resources in building their brands, which can constitute a large component of their market value.
3.Intellectual property: Intellectual property encompasses creations of the human intellect. It includes both legally-protected patents and proprietary trade secrets. As science and technology plays a larger role in human society, intellectual property has increasingly become the primary source of value for many companies.
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4.Network effects: Network effects are a phenomenon by which users of a product or service derive incremental value from the addition of other users to the network. This can make it challenging for new entrants to unseat firms with dominant market positions. As globalization and the internet increase the potential scale of networks, network effects are becoming an important type of “moat.”
The Sub-Adviser employs a proprietary quantitative methodology to determine an estimated value of the foregoing four pillars for each company as well as to determine an estimated value of each company’s tangible assets – the fifth pillar. The assessment of a company’s tangible and intangible value together determine its intangible-augmented intrinsic value. The Sub-Adviser’s valuation process does not necessarily favor a company’s intangible value over its tangible value but due to four of the five pillars considered for determining a company’s value involving intangible value, it is generally expected that intangible will have a higher weight than tangible value. However, the weighting of individual pillars is expected to fluctuate over time.
The Sub-Adviser uses, among other sources, companies’ public accounting disclosures to analyze tangible assets. However, the Sub-Adviser has concluded that most companies’ accounting disclosures omit or give only cursory mention to their intangible value. The technical accounting definition of “intangible assets” is quite specific and captures only a narrow subset of the Sub-Adviser’s broader concept of intangible value. As a result, a key component of the Sub-Adviser’s process is its use of “alternative data” to measure intangible value. Alternative data refers to non-traditional data sources beyond conventional financial, accounting and stock price information. Examples of alternative data may include the narratives in corporate reports, patent and trademark grants, employee reviews, and social media. These examples are for illustrative purposes only; the Fund may choose to use some or none of these datasets, as well as other datasets not listed above. In general, such metrics are quite varied because each intangible pillar must be measured differently.
Because alternative data is often unstructured (e.g., text, images, audio) and very large, the Sub-Adviser uses natural language processing (NLP) (a form of machine learning) in addition to traditional quantitative investment techniques to incorporate the data into its investment process. NLP is specifically designed to deal with unstructured text. The Sub-Adviser generally uses a combination of third-party and open-source NLP frameworks, which are widely used and vetted, and adapts them to the unique use case of investing. Open-source NLP frameworks are publicly available code libraries that allow users to freely perform standard NLP tasks, such as named entity recognition, sentiment analysis, and summarization. Third-party NLP frameworks refer to services that, while not fully transparent or free of cost, are accessible to public users to perform NLP tasks such as those mentioned above.
This investment process is applied to a starting investment universe of all publicly listed non-U.S. companies. In determining where a company is located, the Sub-Adviser will consider various factors, including the location of its headquarters, principal operations, revenue sources, principal trading market and legal organization. The Sub-Adviser may remove companies from the universe if the Sub-Adviser determines they do not have a meaningful quantity of intangible value. For each company in the investment universe, the Sub-Adviser considers multiple metrics for the company’s attractiveness according to each of the five pillars, and then averages those metrics to produce a score for each of the five pillars. This is because the Sub-Adviser believes that no one data source or metric is infallible and that by combining many metrics, a better result can be obtained. Finally, the composite score is created by summing across the five pillars. The Fund will then generally seek to hold the securities of the companies with the highest total scores. In determining the weighting of each stock, the Sub-Adviser may take into account various factors, including but not limited to value, market capitalization and liquidity.
The Sub-Adviser is not constrained by the number of portfolio holdings, except that the Fund will generally hold at least 50 securities. The Fund’s investments may include common stocks of small-, mid- and large- capitalization companies, Real Estate Investment Trusts (“REITs”), and depository receipts representing the common stock of non-U.S. companies listed outside their domicile country. Depositary receipts, including ADRs and GDRs are certificates evidencing ownership of securities of a foreign issuer. The certificates are issued by depositary banks and the underlying securities are held in trust by a custodian bank or similar institution. Depositary receipts may be purchased on securities exchanges or directly from dealers. In addition, the Fund may invest in China A-shares (equity securities of companies listed in China). Although the Fund will not concentrate its investments in a particular industry, the Sub-Adviser anticipates that the Fund will hold a meaningful amount of stocks in the technology, industrials, healthcare, and consumer discretionary sectors.
The Fund’s international investments may provide exposure to developed and/or emerging markets. The Sub-Adviser has designated the following countries or regions as developed market: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). The Sub-Adviser has designated the following countries as emerging: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. In determining a country to be a developed or emerging country, the Sub-Adviser may consider various factors, including but not limited to its economic development, its integration into the global financial system, and the classifications of independent organizations, such as the International Monetary Fund. To determine if a company is related to a developed or emerging market country, the Sub-Adviser will consider various factors, including the location of its headquarters, principal
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operations, revenue sources, principal trading market, and legal organization. The countries designated as developed or emerging markets will change from time to time. In addition, the countries in which the Fund actually holds investments will change from time to time.
The Sub-Adviser will seek to continually improve its valuation models used for the Fund as new datasets, methodologies and research become available. The Sub-Adviser will also employ active risk management techniques. As a result and because the Fund seeks to be fully invested at all times, the Sub-Adviser may recommend changes to the Fund’s individual positions during dynamic market conditions.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged.
Alternate Valuation Risk. The Sub-Adviser assesses the intrinsic values of companies by incorporating alternate, non-traditional measurements, within its calculations. There is a risk that the alternate measurements may be incorrect or the Sub-Adviser’s assessment of them may not be reflected in the company’s stock price. In addition, there is a risk that some alternate valuation data for particular companies may be impossible or difficult to obtain, or difficult to analyze even with the aid of NLP tools. As a result, the Sub-Adviser may need to rely on different data sources when valuing differing companies. Therefore, the Sub-Adviser’s strategy of incorporating alternate valuations with traditional valuations may not produce the desired results and may not perform as expected.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Foreign Securities Risk. Investments in non-U.S. securities involve risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in some countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Chinese Investments Risk. Investments in securities of issuers in China (including variable interest entities associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading
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suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Geographic Risk. From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, risks relating to economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may be more volatile if it focuses its investments in certain countries, especially emerging markets.
Depositary Receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.
Developed Countries Risk. The Fund’s investment in developed country issuers may subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Emerging Markets Risk. Many emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions.
Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if a currency of a non-U.S. market in which the Fund has exposure to depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Industrials Sector Risk. The Fund may have exposure to companies in the industrials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The industrials sector includes, for example,
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aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.
•Consumer Discretionary Sector Risk. The Fund may have exposure to companies operating in the consumer discretionary sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
•Healthcare Sector Risk. The Fund may have exposure to companies operating in the healthcare sector. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Machine Learning Risk. The Fund relies heavily on a proprietary “machine learning” selection process as well as data and information supplied by third parties that are utilized in that process. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
Alternative Data Risk. The Sub-Adviser employs so-called “alternative data,” which generally refers to data that is not the traditional exchange or accounting data that has been widely used by the mainstream investment industry. Risks associated with alternative data include the possibility of new legal and regulatory frameworks targeting the collection and use of the data or technological changes that may make the data less useful or available. There is also the possibility that the organizations providing alternative data may cease operations, change business models, or suffer temporary outages due to technical issues. Insider trading and “fair practice” laws are generally untested in this area. Investment decisions based on alternative data may be flawed for various reasons, such as incomplete, “dirty” or misunderstood data, or problems with the technology used to collect and analyze it.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Fund’s principal investment strategies are dependent upon the Sub-Adviser’s use of its proprietary machine learning security selection process and, as a result, the Sub-Adviser’s skill in understanding and utilizing such process.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. Investments in REITs may be volatile. REITs are pooled
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investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Fund may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet completed a full calendar year of operations. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://etf.sparklinecapital.com/dtan or by calling the Fund at (215) 330-4476.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Sparkline Capital LP
PORTFOLIO MANAGER
Mr. Kai Wu, Founder and Chief Investment Officer of the Sub-Adviser, has been responsible for the day-to-day management of the Fund since its inception (September 2024).
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent
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withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SPARKLINE US SMALL CAP INTANGIBLE VALUE ETF
Fund Summary
INVESTMENT OBJECTIVE
The Sparkline US Small Cap Intangible Value ETF (the “Fund”) seeks to achieve capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$51	$160	$280	$628
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund will invest in U.S.-listed equity securities of small-cap companies that Sparkline Capital LP (the “Sub-Adviser”) believes are attractive relative to its proprietary measure of “intangible-augmented intrinsic value.” Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. small cap equity securities, including common stocks and real estate investment trusts (“REITs”), that satisfy the Sub-Adviser’s definition of value. For the purpose of this prospectus, the Sub-Adviser considers small-cap companies to be either (a) companies smaller than the approximately 1,000 largest publicly-listed U.S. companies (by market capitalization) or (b) companies representing the bottom 10% of the market capitalization of all U.S.-listed companies.
Unlike most traditional quantitative value strategies, the Sub-Adviser’s definition of intrinsic value (i.e., intangible-augmented intrinsic value) includes an assessment of both tangible assets and intangible value. Including a measurement of a company’s intangible value is a crucial part of the Sub-Adviser’s investment process. The Sub-Adviser believes intangible value is growing increasingly important as the economy shifts from industrial to information-based. The Sub-Adviser focuses on four pillars of intangible value: (1) human capital, (2) brand equity, (3) intellectual property, and (4) network effects, each of which are described more below.
1.Human capital: Human capital is the value embodied by human beings. In the modern economy, the ability to attract and retain top talent can be an important source of competitive advantage, as are company cultures that motivate and nurture workers.
2.Brand equity: Well-known brand names are often able to generate sales simply due to strong consumer recognition and loyalty. Companies may invest considerable resources in building their brands, which can constitute a large component of their market value.
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3.Intellectual property: Intellectual property encompasses creations of the human intellect. It includes both legally-protected patents and proprietary trade secrets. As science and technology plays a larger role in human society, intellectual property has increasingly become the primary source of value for many companies.
4.Network effects: Network effects are a phenomenon by which users of a product or service derive incremental value from the addition of other users to the network. This can make it challenging for new entrants to unseat firms with dominant market positions. As globalization and the internet increase the potential scale of networks, network effects are becoming an important type of “moat.”
The Sub-Adviser employs a proprietary quantitative methodology to determine an estimated value of the foregoing four pillars for each company as well as to determine an estimated value of each company’s tangible assets – the fifth pillar. The assessment of a company’s tangible and intangible value together determine its intangible-augmented intrinsic value. The Sub-Adviser’s valuation process does not necessarily favor a company’s intangible value over its tangible value but due to four of the five pillars considered for determining a company’s value involving intangible value, it is generally expected that intangible will have a higher weight than tangible value. However, the weighting of individual pillars is expected to fluctuate over time.
The Sub-Adviser uses, among other sources, companies’ public accounting disclosures to analyze tangible assets. However, the Sub-Adviser has concluded that most companies’ accounting disclosures omit or give only cursory mention to their intangible value. The technical accounting definition of “intangible assets” is quite specific and captures only a narrow subset of the Sub-Adviser’s broader concept of intangible value. As a result, a key component of the Sub-Adviser’s process is its use of “alternative data” to measure intangible value. Alternative data refers to non-traditional data sources beyond conventional financial, accounting and stock price information. Examples of alternative data may include the narratives in corporate reports, patent and trademark grants, employee reviews, and social media. These examples are for illustrative purposes only; the Fund may choose to use some or none of these datasets, as well as other datasets not listed above. In general, such metrics are quite varied because each intangible pillar must be measured differently.
Because alternative data is often unstructured (e.g., text, images, audio) and very large, the Sub-Adviser uses natural language processing (NLP) (a form of machine learning) in addition to traditional quantitative investment techniques to incorporate the data into its investment process. NLP is specifically designed to deal with unstructured text. The Sub-Adviser generally uses a combination of third-party and open-source NLP frameworks, which are widely used and vetted, and adapts them to the unique use case of investing. Open-source NLP frameworks are publicly available code libraries that allow users to freely perform standard NLP tasks, such as named entity recognition, sentiment analysis, and summarization. Third-party NLP frameworks refer to services that, while not fully transparent or free of cost, are accessible to public users to perform NLP tasks such as those mentioned above.
This investment process is applied to a starting investment universe of U.S.-listed equity securities of small-cap companies. The Sub-Adviser may remove companies from the universe if the Sub-Adviser determines they do not have a meaningful quantity of intangible value. For each company in the investment universe, the Sub-Adviser considers multiple metrics for the company’s attractiveness according to each of the five pillars, and then averages those metrics to produce a score for each of the five pillars. This is because the Sub-Adviser believes that no one data source or metric is infallible and that by combining many metrics, a better result can be obtained. Finally, the composite score is created by summing across the five pillars. The Fund will then generally seek to hold the securities of the companies with the highest total scores. In determining the weighting of each stock, the Sub-Adviser may take into account various factors, including but not limited to value, market capitalization and liquidity.
The Sub-Adviser is not constrained by the number of portfolio holdings, except that the Fund will generally hold at least 50 securities. The Fund’s investments will primarily include common stocks of small-capitalization companies and may include investments in REITs. Although the Fund will not concentrate its investments in a particular industry, the Sub-Adviser anticipates the Fund will hold a meaningful amount of stocks in the technology, industrials, communications, healthcare, and consumer discretionary sectors.
The Sub-Adviser will seek to continually improve its valuation models used for the Fund as new datasets, methodologies and research become available. The Sub-Adviser will also employ active risk management techniques. As a result and because the Fund seeks to be fully invested at all times, the Sub-Adviser may recommend changes to the Fund’s individual positions during dynamic market conditions.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to
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factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged.
Alternate Valuation Risk. The Sub-Adviser assesses the intrinsic values of companies by incorporating alternate, non-traditional measurements, within its calculations. There is a risk that the alternate measurements may be incorrect or the Sub-Adviser’s assessment of them may not be reflected in the company’s stock price. In addition, there is a risk that some alternate valuation data for particular companies may be impossible or difficult to obtain, or difficult to analyze even with the aid of NLP tools. As a result, the Sub-Adviser may need to rely on different data sources when valuing differing companies. Therefore, the Sub-Adviser’s strategy of incorporating alternate valuations with traditional valuations may not produce the desired results and may not perform as expected.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Industrials Sector Risk. The Fund may have exposure to companies in the industrials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.
•Communications Sector Risk. The Fund may have exposure to companies operating in the communications sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other fierce competitive pressures, including pricing competition. They may also be adversely affected by research and development costs, substantial capital requirements, and increased governmental regulation.
•Consumer Discretionary Sector Risk. The Fund may have exposure to companies operating in the consumer discretionary sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
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•Healthcare Sector Risk. The Fund may have exposure to companies operating in the healthcare sector. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Machine Learning Risk. The Fund relies heavily on a proprietary “machine learning” selection process as well as data and information supplied by third parties that are utilized in that process. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
Alternative Data Risk. The Sub-Adviser employs so-called “alternative data,” which generally refers to data that is not the traditional exchange or accounting data that has been widely used by the mainstream investment industry. Risks associated with alternative data include the possibility of new legal and regulatory frameworks targeting the collection and use of the data or technological changes that may make the data less useful or available. There is also the possibility that the organizations providing alternative data may cease operations, change business models, or suffer temporary outages due to technical issues. Insider trading and “fair practice” laws are generally untested in this area. Investment decisions based on alternative data may be flawed for various reasons, such as incomplete, “dirty” or misunderstood data, or problems with the technology used to collect and analyze it.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Fund’s principal investment strategies are dependent upon the Sub-Adviser’s use of its proprietary machine learning security selection process and, as a result, the Sub-Adviser’s skill in understanding and utilizing such process.
Small-Capitalization Companies Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and during adverse circumstances, may be more difficult to sell and receive a sales price comparable to the value assigned to the security by the Fund. These securities are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies, which may make the valuation of such securities more difficult if there isn’t a readily available market price.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. Investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
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•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at etf.sparklinecapital.com/stan or by calling the Fund at (215) 330-4476.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Sparkline Capital LP
PORTFOLIO MANAGER
Mr. Kai Wu, Founder and Chief Investment Officer of the Sub-Adviser, has been responsible for the day-to-day management of the Fund since its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SPARKLINE EMERGING MARKETS INTANGIBLE VALUE ETF
Fund Summary
INVESTMENT OBJECTIVE
The Sparkline Emerging Markets Intangible Value ETF (the “Fund”) seeks to achieve capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$61	$192	$335	$750
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund will invest in equity securities of publicly-listed companies related to emerging markets that Sparkline Capital LP (the “Sub-Adviser”) believes are attractive relative to its proprietary measure of “intangible-augmented intrinsic value.” Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities economically tied to emerging market countries, including common stocks, real estate investment trusts (“REITs”), and depositary receipts evidencing ownership of common stocks, that satisfy the Sub-Adviser’s definition of value.
For the purposes of this prospectus, the definition of an emerging market country shall be determined by the Sub-Adviser. As of the date of this Prospectus, the Sub-Adviser has designated the following countries as emerging: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. In determining a country to be an emerging country, the Sub-Adviser may consider various factors, including but not limited to its economic development, its integration into the global financial system, and the classifications of independent organizations, such as the International Monetary Fund. To determine if a company is related to an emerging market country, the Sub-Adviser will consider various factors, including the location of its headquarters, principal operations, revenue sources, principal trading market, and legal organization. The countries designated as emerging markets will change from time to time. In addition, the countries in which the Fund actually holds investments will change from time to time.
Unlike most traditional quantitative value strategies, the Sub-Adviser’s definition of intrinsic value (i.e., intangible-augmented intrinsic value) includes an assessment of both tangible assets and intangible value. Including a measurement of a company’s intangible value is a crucial part of the Sub-Adviser’s investment process. The Sub-Adviser believes intangible value is growing increasingly important as the economy shifts from industrial to information-based. The Sub-Adviser focuses on four pillars of
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intangible value: (1) human capital, (2) brand equity, (3) intellectual property, and (4) network effects, each of which are described more below.
1.Human capital: Human capital is the value embodied by human beings. In the modern economy, the ability to attract and retain top talent can be an important source of competitive advantage, as are company cultures that motivate and nurture workers.
2.Brand equity: Well-known brand names are often able to generate sales simply due to strong consumer recognition and loyalty. Companies may invest considerable resources in building their brands, which can constitute a large component of their market value.
3.Intellectual property: Intellectual property encompasses creations of the human intellect. It includes both legally-protected patents and proprietary trade secrets. As science and technology plays a larger role in human society, intellectual property has increasingly become the primary source of value for many companies.
4.Network effects: Network effects are a phenomenon by which users of a product or service derive incremental value from the addition of other users to the network. This can make it challenging for new entrants to unseat firms with dominant market positions. As globalization and the internet increase the potential scale of networks, network effects are becoming an important type of “moat.”
The Sub-Adviser employs a proprietary quantitative methodology to determine an estimated value of the foregoing four pillars for each company as well as to determine an estimated value of each company’s tangible assets – the fifth pillar. The assessment of a company’s tangible and intangible value together determine its intangible-augmented intrinsic value. The Sub-Adviser’s valuation process does not necessarily favor a company’s intangible value over its tangible value but due to four of the five pillars considered for determining a company’s value involving intangible value, it is generally expected that intangible will have a higher weight than tangible value. However, the weighting of individual pillars is expected to fluctuate over time.
The Sub-Adviser uses, among other sources, companies’ public accounting disclosures to analyze tangible assets. However, the Sub-Adviser has concluded that most companies’ accounting disclosures omit or give only cursory mention to their intangible value. The technical accounting definition of “intangible assets” is quite specific and captures only a narrow subset of the Sub-Adviser’s broader concept of intangible value. As a result, a key component of the Sub-Adviser’s process is its use of “alternative data” to measure intangible value. Alternative data refers to non-traditional data sources beyond conventional financial, accounting and stock price information. Examples of alternative data may include the narratives in corporate reports, patent and trademark grants, employee reviews, and social media. These examples are for illustrative purposes only; the Fund may choose to use some or none of these datasets, as well as other datasets not listed above. In general, such metrics are quite varied because each intangible pillar must be measured differently.
Because alternative data is often unstructured (e.g., text, images, audio) and very large, the Sub-Adviser uses natural language processing (NLP) (a form of machine learning) in addition to traditional quantitative investment techniques to incorporate the data into its investment process. NLP is specifically designed to deal with unstructured text. The Sub-Adviser generally uses a combination of third-party and open-source NLP frameworks, which are widely used and vetted, and adapts them to the unique use case of investing. Open-source NLP frameworks are publicly available code libraries that allow users to freely perform standard NLP tasks, such as named entity recognition, sentiment analysis, and summarization. Third-party NLP frameworks refer to services that, while not fully transparent or free of cost, are accessible to public users to perform NLP tasks such as those mentioned above.
This investment process is applied to a starting investment universe of all publicly listed non-U.S. companies. In determining were a company is located, the Sub-Adviser will consider various factors, including the location of its headquarters, principal operations, revenue sources, principal trading market and legal organization. The Sub-Adviser may remove companies from the universe if the Sub-Adviser determines they do not have a meaningful quantity of intangible value. For each company in the investment universe, the Sub-Adviser considers multiple metrics for the company’s attractiveness according to each of the five pillars, and then averages those metrics to produce a score for each of the five pillars. This is because the Sub-Adviser believes that no one data source or metric is infallible and that by combining many metrics, a better result can be obtained. Finally, the composite score is created by summing across the five pillars. The Fund will then generally seek to hold the securities of the companies with the highest total scores. In determining the weighting of each stock, the Sub-Adviser may take into account various factors, including but not limited to value, market capitalization and liquidity.
The Sub-Adviser is not constrained by the number of portfolio holdings, except that the Fund will generally hold at least 50 securities. The Fund’s investments may include common stocks of small-, mid- and large- capitalization companies, REITs, and depository receipts representing the stock of non-U.S. companies listed outside their domicile country. The Fund may also invest in China A-shares (equity securities of companies listed in China). Although the Fund will not concentrate its investments in a particular industry, the Sub-Adviser anticipates that the Fund will hold a meaningful amount of stocks in the technology, communications, financials, energy and consumer discretionary sectors.
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The Sub-Adviser will seek to continually improve its valuation models used for the Fund as new datasets, methodologies and research become available. The Sub-Adviser will also employ active risk management techniques. As a result and because the Fund seeks to be fully invested at all times, the Sub-Adviser may recommend changes to the Fund’s individual positions during dynamic market conditions.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged.
Alternate Valuation Risk. The Sub-Adviser assesses the intrinsic values of companies by incorporating alternate, non-traditional measurements, within its calculations. There is a risk that the alternate measurements may be incorrect or the Sub-Adviser’s assessment of them may not be reflected in the company’s stock price. In addition, there is a risk that some alternate valuation data for particular companies may be impossible or difficult to obtain, or difficult to analyze even with the aid of NLP tools. As a result, the Sub-Adviser may need to rely on different data sources when valuing differing companies. Therefore, the Sub-Adviser’s strategy of incorporating alternate valuations with traditional valuations may not produce the desired results and may not perform as expected.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Foreign Securities Risk. Investments in non-U.S. securities involve risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in some countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Chinese Investments Risk. Investments in securities of issuers in China (including variable interest entities associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws,
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and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Geographic Risk. From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, risks relating to economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may be more volatile if it focuses its investments in certain countries, especially emerging markets.
Depositary Receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.
Emerging Markets Risk. Many emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions.
Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if a currency of a non-U.S. market in which the Fund has exposure to depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Communications Sector Risk. The Fund may have exposure to companies operating in the communications sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other fierce competitive pressures, including pricing competition. They may also be adversely affected by research and development costs, substantial capital requirements, and increased governmental regulation.
•Consumer Discretionary Sector Risk. The Fund may have exposure to companies operating in the consumer discretionary sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
•Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons including, fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation,
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resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events that result in injury, loss of life or property, pollution or other environmental damage claims, terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and may incur significant amounts of debt, to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences.
•Financials Sector Risk. The Fund may have exposure to companies in the financials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financials sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Machine Learning Risk. The Fund relies heavily on a proprietary “machine learning” selection process as well as data and information supplied by third parties that are utilized in that process. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
Alternative Data Risk. The Sub-Adviser employs so-called “alternative data,” which generally refers to data that is not the traditional exchange or accounting data that has been widely used by the mainstream investment industry. Risks associated with alternative data include the possibility of new legal and regulatory frameworks targeting the collection and use of the data or technological changes that may make the data less useful or available. There is also the possibility that the organizations providing alternative data may cease operations, change business models, or suffer temporary outages due to technical issues. Insider trading and “fair practice” laws are generally untested in this area. Investment decisions based on alternative data may be flawed for various reasons, such as incomplete, “dirty” or misunderstood data, or problems with the technology used to collect and analyze it.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Fund’s principal investment strategies are dependent upon the Sub-Adviser’s use of its proprietary machine learning security selection process and, as a result, the Sub-Adviser’s skill in understanding and utilizing such process.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. Investments in REITs may be volatile. REITs are pooled
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investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Fund may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
•Cash Redemption Risk. The Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at etf.sparklinecapital.com/etan or by calling the Fund at (215) 330-4476.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Sparkline Capital LP
PORTFOLIO MANAGER
Mr. Kai Wu, Founder and Chief Investment Officer of the Sub-Adviser, has been responsible for the day-to-day management of the Fund since its inception.
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PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
Each Fund’s investment objective is a non-fundamental investment policy and may be changed without a vote of shareholders upon prior written notice to shareholders.
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT RISKS
The following information is in addition to, and should be read along with, the description of each Fund’s principal investment risks in the sections titled “Fund Summary—Principal Investment Risks” above. Each risk applies to all the Funds unless a Fund name is specifically noted next to the risk.
Alternative Data Risk The Sub-Adviser employs so-called “alternative data,” which generally refers to data that is not the traditional exchange or accounting data that has been widely used by the mainstream investment industry. Risks associated with alternative data include the possibility of new legal and regulatory frameworks targeting the collection and use of the data or technological changes that may make the data less useful or available. There is also the possibility that the organizations providing alternative data may cease operations, change business models, or suffer temporary outages due to technical issues. Insider trading and “fair practice” laws are generally untested in this area. Investment decisions based on alternative data may be flawed for various reasons, such as incomplete, “dirty” or misunderstood data, or problems with the technology used to collect and analyze it.
Currency Risk (Sparkline International Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF). Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if a currency of a non-U.S. market in which the Fund has exposure to depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning.
Equity Investing Risk. An investment in a Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on a Fund.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Alternate Valuation Risk. The Sub-Adviser assesses the intrinsic values of companies by incorporating alternate, non-traditional measurements, within its calculations. There is a risk that the alternate measurements may be incorrect or the Sub-Adviser’s assessment of them may not be reflected in the company’s stock price. In addition, there is a risk that some alternate valuation data for particular companies may be impossible or difficult to obtain, or difficult to analyze even with the aid of NLP tools. As a result, the Sub-Adviser may need to rely on different data sources when valuing differing companies. Therefore, the Sub-
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Adviser’s strategy of incorporating alternate valuations with traditional valuations may not produce the desired results and may not perform as expected.
Geographic Risk. From time to time a Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, risks relating to economic, political and social conditions in those countries will have a significant impact on its investment performance. A Fund’s investment performance may be more volatile if it focuses its investments in certain countries, especially emerging markets.
Foreign Securities Risk (Sparkline International Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF). Investments in non-U.S. securities involve risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in some countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Emerging Markets Risk (Sparkline International Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF). Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.
While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. A Fund’s performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.
Developed Countries Risk (Sparkline International Intangible Value ETF). Investment in developed country issuers may subject a Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Depositary Receipts (Sparkline International Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary
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receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.
Chinese Investments Risk (Sparkline International Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF). Investments in securities of issuers in China (including variable interest entities associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on an Exchange or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by Sparkline International Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF may trade on foreign exchanges that are closed when its primary listing exchange is open, a Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. When markets are stressed, Shares could suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and APs to reduce their market activity or “step away” from making a market in ETF shares. This could cause a Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13% and 20%). There can be no assurance
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that the requirements of the Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Cash Redemption Risk (Sparkline Emerging Markets Intangible Value ETF). The Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.
Information Technology Sector Risk. Each Fund may invest in companies in the technology sector, and therefore the performance of a Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of a Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Healthcare Sector Risk (Sparkline International Intangible Value ETF and Sparkline US Small Cap Intangible Value ETF). The Funds may have exposure to companies operating in the healthcare sector. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.
Industrials Sector Risk (Sparkline Intangible Value ETF, Sparkline International Intangible Value ETF and Sparkline US Small Cap Intangible Value ETF). The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, exchange rates, commodity prices, government and corporate spending, supply and demand for specific products and manufacturing, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.
Energy Sector Risk (Sparkline Emerging Markets Intangible Value ETF). The market value of securities in the energy sector may decline for many reasons including, fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events that result in injury, loss of life or property, pollution or other environmental damage claims, terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and may incur significant amounts of debt, to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences.
Financials Sector Risk (Sparkline Emerging Markets Intangible Value ETF). The Fund may have exposure to companies in the financials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financials sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.
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Consumer Discretionary Sector Risk. The Funds may have exposure to companies operating in the consumer discretionary sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Communications Sector Risk (Sparkline Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF). The Funds may have exposure to companies operating in the communications sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other fierce competitive pressures, including pricing competition. They may also be adversely affected by research and development costs, substantial capital requirements, and increased governmental regulation.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. A Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in a Fund.
Large-Capitalization Companies Risk. (Sparkline Intangible Value ETF, Sparkline International Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF) Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk (Sparkline Intangible Value ETF, Sparkline International Intangible Value ETF, and Sparkline Emerging Markets Intangible Value ETF). The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some of these companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies.
Small-Capitalization Companies Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and during adverse circumstances, may be more difficult to sell and receive a sales price comparable to the value assigned to the security by the Fund. These securities are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies, which may make the valuation of such securities more difficult if there isn’t a readily available market price.
Machine Learning Risk. Each Fund relies on publicly available “machine learning” selection processes as well as data and information supplied by third parties that are utilized in those processes. To the extent the machine learning process does not perform as designed or as intended, each Fund’s strategy may not be successfully implemented and a Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
Management Risk. Each Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s, or portfolio manager’s success or failure to implement investment strategies for each Fund. The success of each Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser and the portfolio manager and the skill of the Sub-Adviser and/or portfolio manager in evaluating, selecting, and monitoring a Fund’s assets. Each Fund could experience losses (realized and unrealized) if the judgment of the Sub-Adviser or portfolio manager about markets or sectors or the attractiveness of particular investments made for a Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of a Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
New Fund Risk. (Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF) The Funds are a recently organized management investment company with limited or no operating history. As a result, prospective investors have a limited or no track record or history on which to base their
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investment decision. There can be no assurance that each Fund will grow to or maintain an economically viable size.
Quantitative Security Selection Risk. Data for some issuers may be less available and/or less current than data for issuers in other markets. The Sub-Adviser uses quantitative models in conjunction with fundamental analysis, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. The factors used in those analyses may not be predictive of a security’s value and its effectiveness can change over time. These changes may not be reflected in the quantitative models.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Sector Risk. To the extent a Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Cyclical stocks in which a Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.
FUND MANAGEMENT
Investment Adviser
Empowered Funds, LLC dba EA Advisers serves as the Funds’ investment adviser (the “Adviser”). The Adviser is located at 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073 and is wholly-owned by Alpha Architect, LLC. The Adviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and provides investment advisory services to the Funds, other exchange-traded funds, and Alpha Architect, LLC, its parent company. The Adviser was founded in October 2013.
The Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with each Fund’s objectives, policies and restrictions. The Adviser continuously reviews, supervises and administers each Fund’s investment programs pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. The Adviser is entitled to receive the following Advisory Fee:

Fund	Advisory Fee
Sparkline Intangible Value ETF	0.50%
Sparkline International Intangible Value ETF	0.55%
Sparkline US Small Cap Intangible Value ETF	0.50%
Sparkline Emerging Markets Intangible Value ETF	0.60%
For the fiscal period ended May 31, 2025, the Fund paid the Adviser the following advisory fees as a percentage of average daily net assets:
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Fund	Fiscal Year Ended May 31,
Sparkline Intangible Value ETF	0.47%
The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Funds, except for the fee payment under the Advisory Agreement, payments under the Funds’ Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses.
The Advisory Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.
Investment Sub-Adviser
The Adviser has retained Sparkline Capital LP (the “Sub-Adviser”), an investment adviser registered with the SEC, to provide sub-advisory services for the Funds. The Sub-Adviser is organized as a Delaware limited partnership with its principal office located at 11 Hoyt Street, Unit 50A, Brooklyn, NY 11201, and was founded in October 2018. The Sub-Adviser offers investment management services to a hedge fund in addition to the services provided to the Funds. The Sub-Adviser is responsible for determining the investments for the Funds, subject to the overall supervision and oversight of the Adviser and the Board.
The Sub-Adviser is responsible for selecting each Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions. The Sub-Adviser is not responsible for selecting broker-dealers or placing a Fund’s trades. Rather, the Sub-Adviser constructs the overall portfolio and provides trading instructions to the Adviser and, in turn, the Adviser is responsible for selecting broker-dealers and placing the Funds’ trades.
For its services, the Adviser pays the Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as follows:

Fund	Sub-Advisory Fee
Sparkline Intangible Value ETF	0.25%
Sparkline International Intangible Value ETF	0.28%
Sparkline US Small Cap Intangible Value ETF	0.25%
Sparkline Emerging Markets Intangible Value ETF	0.30%
Fund Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub-Adviser is also the sponsor of the Funds (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Funds (as described below) and, in turn, the Adviser has agreed to share with the Fund Sponsor a portion of profits, if any, generated by each Fund’s Advisory Fee (also as described below). Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.
If the amount of the unitary management fee exceeds each Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.
If the amount of the unitary management fee is less than each Fund’s operating expenses and the Adviser-retained amount, Fund Sponsor is obligated to reimburse the Adviser for the shortfall.
The Adviser-retained amount represents an agreed upon fee arrangement between the Adviser and Fund Sponsor. This arrangement calls for the Fund Sponsor to pay the Adviser a fee and reimburse the Adviser for certain Fund operating expenses it paid pursuant to the Advisory Agreement.
APPROVAL OF ADVISORY AGREEMENT & INVESTMENT SUB-ADVISORY AGREEMENTS
A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Sparkline Intangible Value ETF is available in the Fund’s N-CSR to shareholders, dated May 31, 2025. A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Sparkline International Intangible Value ETF is available in the Fund's’ N-CSRS to shareholders, dated November 30, 2024. A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with respect
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to the Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF will be available in each Fund’s first Form N-CSR following commencement of operations.
Manager of Managers Structure (Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF, Sparkline Emerging Markets Intangible Value ETF only)
The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that allows each Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). Each Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring, to the extent the Fund is relying on the Order. The Order provides each Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.
The use of the Manager of Managers Structure with respect to each Fund is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board; set each Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of each Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with each Fund’s investment goal, policies and restrictions. Subject to review by the Board, the Adviser will allocate and, when appropriate, reallocate each Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
PORTFOLIO MANAGERS
Sparkline Intangible Value ETF
Mr. Kai Wu has been portfolio manager of the Fund since 2021. He provides his recommendations to Messrs. Russell and Shaner, portfolio managers of the Adviser.
Mr. Christopher Tsong-Kai (Kai) Wu is the founder and Chief Investment Officer of the Sub-Adviser, an SEC-registered investment management firm applying machine learning and computing to seek to uncover alpha (which is excess return above that of a benchmark) in large, unstructured data sets. Prior to founding the Sub-Adviser, Mr. Wu co-founded and co-managed Kaleidoscope Capital, a quantitative hedge fund in Boston. With one other partner, he grew Kaleidoscope to $350 million in assets from institutional investors. Mr. Wu jointly managed all aspects of the company, including technology, investments, operations, trading, investor relations, and recruiting. Previously, Mr. Wu worked at GMO, where he was a member of Jeremy Grantham’s $40 billion asset allocation team. He also worked closely with the firm’s equity and macro investment teams in Boston, San Francisco, London, and Sydney. Mr. Wu graduated from Harvard College Magna Cum Laude and Phi Beta Kappa.
Wm. Joshua Russell, PhD, CFA has been a Senior Portfolio Manager with the Adviser since October 2022 and a portfolio manager of the Fund since January 2023. Prior to this, he was a Portfolio Manager at Carson Group where he was responsible for approximately $1.7 billion in assets. He has also served in quant research roles as VP, Sr. Research Analyst at Franklin Templeton and Senior Quantitative Strategist at WisdomTree. Prior to entering the industry, Dr. Russell was a PhD candidate where he conducted research on large-scale distributed systems for the U.S. Army, the U.S. Air Force, and NASA. He earned a PhD in Electrical and Computer Engineering, a Masters in Economics, and a Masters in Electrical and Computer Engineering at the University of California, Santa Barbara. Dr. Russell earned a Bachelor of Science in Electrical Engineering from the University of Washington and is a CFA® Charterholder.
Richard Shaner has been portfolio manager of the Fund since 2021. Mr. Shaner has advised on trading and execution matters for the Adviser since January 2021, where he supports trading operations and assists in quantitative research. Prior to Mr. Shaner’s tenure with the Adviser, Mr. Shaner executed various trading strategies for a private family office. Mr. Shaner has a B.Sc in Kinesiology and Applied Physiology from the University of Colorado. He is also a CFA® Charterholder.
The portfolio managers are jointly and primarily responsible for various functions related to portfolio management, including, but not limited to, making recommendations (or implementing) with respect to the following: investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of the portfolio management team with more limited responsibilities.
The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers, including other accounts each manages, their ownership in the Fund, and compensation.
Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF
Mr. Kai Wu has been portfolio manager of the Funds since inception. See above for background information on Mr. Wu.
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The portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, making recommendations (or implementing) with respect to the following: investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of the portfolio management team with more limited responsibilities.
The SAI provides additional information about the portfolio manager, including other accounts managed, ownership in the Funds, and compensation.
OTHER SERVICE PROVIDERS
Quasar Distributors, LLC (“Distributor”) serves as the distributor of Creation Units (defined above) for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator, fund accountant, and transfer agent for the Funds.
U.S. Bank National Association is the custodian for the Funds.
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.
THE EXCHANGE
Shares are not sponsored, endorsed or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing or trading of Shares. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BUYING AND SELLING FUND SHARES
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units are generally issued and redeemed only in-kind for securities although a portion may be in cash.
Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Funds. APs may acquire Shares directly from the Funds, and APs may tender their Shares for redemption directly to the Funds, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with each Fund must follow the Fund’s procedures, which are described in the SAI.
Except when aggregated in Creation Units, Shares are not redeemable with each Fund.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. The Trust does not impose any redemption fees or restrictions on redemptions of Shares in the secondary market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Funds and no minimum number of Shares you must buy.
Shares of each Fund are listed on the Exchange under the following symbol:

Fund	Exchange	Trading Symbol
Sparkline Intangible Value ETF	NYSE Arca, Inc.	ITAN
Sparkline International Intangible Value ETF	NYSE Arca, Inc.	DTAN
Sparkline US Small Cap Intangible Value ETF	NYSE Arca, Inc.	STAN
Sparkline Emerging Markets Intangible Value ETF	NYSE Arca, Inc.	ETAN
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The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Funds.
Share Trading Prices. The trading prices of Shares may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand for Shares, the prices of a Fund’s portfolio securities, economic conditions and other factors.
The Exchange, through the facilities of the Consolidated Tape Association or another market information provider, intends to disseminate the approximate value of each Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. Each Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.
Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
ACTIVE INVESTORS AND MARKET TIMING
The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that Shares can be purchased and redeemed directly from the Funds only in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in each Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact each
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Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of each Fund’s investments), such trades may benefit Fund shareholders by increasing the tax efficiency of the Funds. The Board also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. In addition, the Funds will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.
DISTRIBUTION AND SERVICE PLAN
Each Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, each Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). As of the date of this Prospectus, the maximum amount payable under the Plan is set at 0% until further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Funds because they would be paid on an ongoing basis.
NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
Each Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Because securities listed on foreign exchanges may trade on weekends or other days when a Fund does not price its Shares, the NAV of the Fund, to the extent it may hold foreign securities, may change on days when shareholders will not be able to purchase or sell Shares. In particular, where all or a portion of each Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of each Fund’s shares and the underlying value of those shares.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a nonexchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.
The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Funds.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
If a market price is not readily available or is deemed not to reflect market value, the Funds will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.
To the extent each Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when each Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare each Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust maintains a website for the Funds at https://etf.sparklinecapital.com. Among other things, the website includes this Prospectus and the SAI, and includes the Sparkline Intangible Value ETF and Sparkline International Intangible Value ETF’s annual and semi-annual reports to shareholders, financial information, holdings, and proxy information. The website shows each
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Fund’s daily NAV per share, market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of each Fund’s premiums and discounts. Further, the website includes each Fund’s median bid-ask spread over the most recent thirty calendar days.
Each day a Fund is open for business, the Trust publicly disseminates each Fund’s full portfolio holdings as of the close of the previous day through its website at https://etf.sparklinecapital.com. A description of the Trust’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the SAI.
INVESTMENTS BY OTHER INVESTMENT COMPANIES
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by Rule 6c-11, Rule 12d1-4, or an exemptive order of the SEC.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
•Your Fund makes distributions,
•You sell your Shares listed on the Exchange, and
•You purchase or redeem Creation Units.
Dividends and Distributions
Dividends and Distributions. Each Fund has or intends to elect and has or intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. Each Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Avoid “Buying a Dividend.” At the time you purchase Shares of a Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Taxes
Tax Considerations. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For U.S. federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by certain shareholders at long-term capital gain rates provided certain holding period requirements are met.
Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss will generally be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
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Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. A Fund also must backup withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to applicable state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might not be deductible.
Under current U.S. federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Foreign Tax Credits. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. federal withholding tax at a 30% or lower treaty rate and are subject to special U.S. federal tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. federal withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends may be exempt from U.S. withholding provided the Fund makes certain designations and other requirements are met. Furthermore, notwithstanding such exemptions from U.S. federal withholding at the source, any such dividends and distributions of income and capital gains will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. In addition, U.S. estate tax may apply to Shares of a Fund.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), each Fund will be required to withhold a 30% tax on (i) income dividends paid by the Fund, and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state, local or foreign tax consequences before making an investment in a Fund.

37

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have gained (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information in the table below prior to 2023 fiscal year was audited by the Fund’s prior independent registered public accounting firm. Information for the remaining periods in the table has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Sparkline Intangible Value ETF and Sparkline International Intangible Value ETF’s Form N-CSR, which is available upon request. The Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF have not commenced operations as of the date of this Prospectus and do not have financial highlights to present at this time.
FINANCIAL HIGHLIGHTS

		INVESTMENT OPERATIONS:			LESS DISTRIBUTIONS FROM:					SUPPLEMENTAL DATA AND RATIOS:
For the Period Ended	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Total distributions	ETF transaction fees per share	Net asset value, end of period	Total return(c)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets(d)	Ratio of net investment income (loss) to average net assets(d)	Portfolio turnover rate(c)(e)
Sparkline Intangible Value ETF
5/31/2025	$27.95	0.35	2.79	3.14	(0.28)	(0.28)	—	$30.81	11.28%	$39,439	0.50%	1.16%	31%
5/31/2024	$22.74	0.33	5.18	5.51	(0.30)	(0.30)	—	$27.95	24.37%	$35,494	0.50%	1.30%	35%
5/31/2023	$22.51	0.28	0.12	0.40	(0.17)	(0.17)	—	$22.74	1.85%	$22,512	0.50%	1.28%	56%
5/31/2022(f)	$25.00	0.21	(2.58)	(2.37)	(0.12)	(0.12)	—	$22.51	-9.55%	$4,277	0.50%	0.93%	49%
Sparkline International Intangible Value ETF
5/31/2025(g)	$24.91	0.68	2.92	3.60	(0.21)	(0.21)	0.00(h)	$28.30	14.56%	$9,621	0.55%	3.58%	32%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Inception date of the Fund was June 28, 2021.
(g)	Inception date of the Fund was September 9, 2024.
(h)	Amount represents less than $0.005 per share.

38

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Sparkline Intangible Value ETF and Sparkline International Intangible Value ETF is in its annual and semi-annual reports to shareholders and in Form N-CSR. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI dated September 30, 2025, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
Recent information regarding each Fund covered by this Prospectus, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website listed below. To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Funds, please contact us as follows:

Call:	(215) 330-4476

Write:	3803 West Chester Pike, Suite 150
Newtown Square, PA 19073

Visit:	https://etf.sparklinecapital.com
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Reports and other information about the Funds are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by e-mail request to publicinfo@sec.gov.

Investment Company Act File No. 811-22961.
39

STATEMENT OF ADDITIONAL INFORMATION

September 30, 2025

Sparkline Intangible Value ETF	Ticker Symbol: ITAN
Sparkline International Intangible Value ETF	Ticker Symbol: DTAN
Sparkline US Small Cap Intangible Value ETF	Ticker Symbol: STAN
Sparkline Emerging Markets Intangible Value ETF	Ticker Symbol: ETAN
each of the above listed on NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) describes the Sparkline Intangible Value ETF, Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF (each, a “Fund” and, collectively, the “Funds”), each of which is a series of the EA Series Trust (formerly known as Alpha Architect ETF Trust) (the “Trust”). Shares of each Fund will be listed and traded on the NYSE Arca, Inc. (the “Exchange”). Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Funds, and Sparkline Capital LP (the “Sub-Adviser”), serves as sub-adviser to the Funds. Quasar Distributors, LLC (the “Distributor”) serves as the Distributor for the Funds.
Shares of the Funds are neither guaranteed nor insured by the U.S. Government.
This SAI, dated September 30, 2025, as supplemented from time to time, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus, dated September 30, 2025, as supplemented from time to time, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling (215) 330-4476 or visiting https://etf.sparklinecapital.com.
The most recent Form N-CSR (for Sparkline Intangible Value ETF and Sparkline International Intangible Value ETF only) for the Funds, which includes each Fund’s audited financial statements dated May 31, 2025, is incorporated by reference into this SAI. A copy of the Funds’ annual and semi-annual reports may be obtained without charge by writing to Empowered Funds, LLC dba EA Advisers, 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073, calling (215) 330-4476 or visiting https://etf.sparklinecapital.com.

GLOSSARY
The following terms are used throughout this SAI, and have the meanings used below (note that various other terms are defined in the text of this SAI):
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Adviser” means Empowered Funds, LLC dba EA Advisers.
“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the Funds’ Creation Units.
“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) (other than the Transaction Fee), is identical to the NAV of the Creation Unit being purchased.
“Board” or “Trustees” means the Board of Trustees of the Trust.
“Business Day” means any day on which the Trust is open for business.
“Cash Component” means an amount of cash consisting of a Balancing Amount calculated in connection with creations.
“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount calculated in connection with redemptions.
“Code” means the Internal Revenue Code of 1986, as amended.
“Creation Unit” means an aggregation of a specified number of Shares that each Fund issues and redeems on a continuous basis at NAV.
“Distributor” means Quasar Distributors, LLC.
“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.
“DTC” means the Depository Trust Company.
“Exchange” means the NYSE Arca, Inc.
“ETF” means an exchange-traded fund.
“FINRA” means the Financial Industry Regulatory Authority.
“Fund” means each series of the Trust described in this SAI: Sparkline Intangible Value ETF, Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF, and Sparkline Emerging Markets Intangible Value ETF.
“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from a Fund.
“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.
“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of a Fund.
“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.
“Investment Company Act” or “1940 Act” means the Investment Company Act of 1940, as amended.
“IRS” means the Internal Revenue Service.
“NAV” means the net asset value of a Fund.
“NSCC” means the National Securities Clearing Corporation.
“NYSE” means the New York Stock Exchange, Inc.
“Prospectus” means the Funds’ Prospectus, dated September 30, 2025, as amended and supplemented from time to time.
“SAI” means this Statement of Additional Information, dated September 30, 2025, as amended and supplemented from time to time.
“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of a Fund.
“Sub-Adviser” means Sparkline Capital LP.
“Transaction Fee” is a fee that may be imposed to compensate the Trust or its custodian for costs incurred in connection with transactions for Creation Units. The Transaction Fee, when applicable, is comprised of a flat (or standard) fee and may include a variable fee. For the Transaction Fees applicable to the Fund, see “Transaction Fees” in this SAI.
“Trust” means the EA Series Trust (formerly known as Alpha Architect ETF Trust), a Delaware statutory trust.

TRUST AND FUND OVERVIEW
The Trust is a Delaware statutory trust formed on October 11, 2013. The Trust is an open-end management investment company registered under the Investment Company Act. The investment objective of each Fund is to seek capital appreciation.. The offering of the Shares is registered under the 1933 Act.
This SAI relates only to the following Funds: Sparkline Intangible Value ETF, Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF, and Sparkline Emerging Markets Intangible Value ETF.
Diversification
Each Fund is a diversified ETF. Under applicable federal laws, to qualify as a diversified fund, each Fund, with respect to 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities in an amount not greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of each Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security.
However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.
EXCHANGE LISTING AND TRADING
Shares of each Fund are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV, because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.
The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a policy regarding the disclosure of information about the Funds’ portfolio securities. Under the policy, portfolio holdings of the Funds, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website https://etf.sparklinecapital.com. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.
INVESTMENT POLICIES AND RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of a Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

The investment policies enumerated in this section may be changed with respect to the Funds only by a vote of the holders of a majority of a Fund’s outstanding voting securities, except as noted below:
Each Fund:
1. May not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
2. May not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
3. May not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
4. May not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
5. May not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
6. May not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
7. May not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.
8. May not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of its holdings in the securities of such issuer exceeds 5% of the value of its total assets, or (b) it owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).
The following notations are not considered to be part of a Fund’s fundamental investment limitation and are subject to change without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of each Fund’s investments will not constitute a violation of such limitation. Thus, each Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder, as described below.
With respect to the fundamental investment limitation relating to borrowing set forth in (1) above, pursuant to Section 18(f)(1) of the Investment Company Act, each Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.
With respect to the fundamental investment restriction regarding real estate set forth in (4) above, each Fund will not make direct investments in real estate unless acquired as a result of ownership of securities or other instruments. Although each Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.
With respect to the fundamental investment limitation relating to lending set forth in (6) above, this means that each Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties. The fundamental investment limitation relating to lending restricts, but does not prevent entirely, each Fund’s (i) lending of portfolio securities, (ii) purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) use of repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

With respect to the fundamental investment limitation relating to concentration set forth in (7) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.
For purposes of applying the limitation set forth in the concentration policy, each Fund, with respect to its equity holdings, may use the FactSet Revere Business Industry Classification System, Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Adviser and/or the Sub-Adviser) to identify each industry. Securities of the U.S. government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry, except that each Fund will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity in order to determine the industry to which the investments should be allocated when determining a Fund’s compliance with its concentration policies.
Further, for purposes of complying with the concentration policy noted above, except as described below, the securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the Investment Company Act, are not considered to be issued by members of any industry. However, when a Fund invests in an affiliated or unaffiliated Underlying Fund, it will consider the underlying holdings of the Underlying Fund for purposes of complying with the Fund’s concentration policy.
Each Fund’s method of applying the limitation set forth in its concentration policy may differ from the methods used by the Trust’s other series.
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
The investment objective, principal strategies of, and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.
General Investment Risks
All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the descriptions of a Fund’s principal investments and their risks described in its Prospectus and this SAI.
The Funds or the underlying funds in which a Fund invests may also engage in the following investment strategies or techniques (except where indicated otherwise).
Preferred Stocks
A Fund may invest in exchange-listed preferred stocks. Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.
Securities Lending
A Fund may make secured loans of its portfolio securities; however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.
To the extent a Fund engages in securities lending, securities loans will be made to broker-dealers that the Adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. As with other extensions of credit, a Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline.
For each loan, the borrower usually must maintain with a Fund’s custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).
A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. However, a Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.
The Adviser will retain lending agents on behalf of the Funds that are compensated based on a percentage of a Fund’s return on its securities lending. A Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
Risks of Securities Lending
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Fund may use, and the Funds may lend securities to only one or a small group of borrowers. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.
Real Estate Investment Trusts (REITs)
An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.
The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the Code and/or fail to maintain exemption from the 1940 Act.
Depositary Receipts
A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

Repurchase Agreements
The Funds may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Debt and Other Fixed Income Securities Generally
The Funds may invest in debt securities by purchasing the following: obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities; zero coupon bonds (bonds that are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time); master-demand notes; bank certificates of deposit; time deposits; bankers’ acceptances; commercial paper and other notes; and inflation-indexed securities. Each Fund may invest in debt securities that are investment grade. Investment grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two Rating Organizations rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security or unrated, if deemed to be of comparable quality by the Adviser and traded publicly on the world market. Securities rated Baa and BBB are the lowest that are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard & Poor’s describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “...expectations of default risk are currently low...capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” Each Fund, at the discretion of the Adviser, may retain a debt security that has been downgraded below the initial investment criteria.
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state and local governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index or other statistic (e.g., another security, inflation index or currency).
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.
Because interest rates vary, to the extent that a Fund invests in fixed income securities, the future income of the Fund cannot be predicted with certainty. To the extent that a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates or currency rates).
U.S. Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or - sponsored enterprises but are neither guaranteed nor insured by the U.S. government.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of credit.
As with other fixed income securities, U.S. government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
A Fund may invest in i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g., GNMA), others are not.
Foreign Investments
Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.
Currency Risk and Exchange Risk. Securities in which the Funds invest, or to which they obtain exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Funds’ investments.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.
Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which the Funds invest, or to which they obtain exposure, are generally held outside the U.S. in foreign banks and securities depositories. The Funds’ custodian is the Funds’ “foreign custody manager” as provided in Rule 17f-5 under the Investment Company Act. The “foreign custody manager” is responsible for determining that each Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for a Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.
Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Funds to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special U.S. federal income tax considerations may apply.
Risk of Investing in Developed Markets
Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in, among others, services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses and may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Emerging Markets Risk
Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, a Fund that invests in developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those in U.S. markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
Micro- and Small-Capitalization Securities
The securities of micro- and small-capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of micro- and small- capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.
Corporate Debt Securities
The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. A Fund may invest in commercial interests, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of a Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates, be reset periodically according to a prescribed formula or be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to a Fund’s percentage limitations for investments in illiquid securities.
Illiquid Securities
A Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if immediately after the acquisition, such securities would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the relevant Fund. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such liquidity determinations it primarily takes into account the average daily volume of trades. In addition, it may take into account a number of other factors in reaching liquidity decisions, including but not limited to: (1) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (2) the willingness of dealers to undertake to make a market in the security; and (3) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In connection with the implementation of the SEC’s liquidity risk management rule and the liquidity risk management program of the Trust applicable to the relevant Fund, the term “illiquid security” is defined as a security that the relevant Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell.
Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.
IPO/SPAC Risk
Each Fund may invest in companies that have recently completed an IPO or are derived from a SPAC. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO prior to the Fund’s purchase. The price of stocks selected may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.
Chinese Investment Risk (Sparkline International Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF)
General. The Chinese government maintains a major role in economic policymaking. Investing in China (“China” or the “PRC”) involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. The Chinese economy is subject to a considerable degree of government regulation and intervention, political and social risk and other risk factors, as described in more detail below:

Political and Social Risk. The Chinese government is authoritarian, and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and elsewhere. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest and conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality and worsening environmental conditions are also factors that may affect the Chinese economy. China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests.
Government Control and Regulation. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive, and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets without warning. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information, and political and social instability.
Economic Risk. The Chinese economy has grown rapidly during the past several years, and there is no assurance that this growth rate will be maintained or that the economy will not experience recession. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by the Chinese consumer. In addition, China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates and better protect intellectual property rights.
Nationalization and Expropriation Risk. Expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. There can be no assurance that the Chinese government will not nationalize or expropriate assets in its territory or over which it otherwise has control. An investment in the Fund involves a risk of a total loss. Moreover, the Chinese government limits foreign investment in the securities of Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index. This may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.
Currency Risk. The government of China has historically maintained strict currency controls in order to achieve economic, trade and political objectives and regularly intervened in the currency market. In this regard, the Chinese government has placed strict regulation on the yuan and Hong Kong dollar and manages the yuan and Hong Kong dollar so that they have historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar.
Since 2005, the exchange rate of the RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market is allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates may be based on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. Of course, there can be no guarantee that this will continue, or that the yuan or the Hong Kong dollar will move in relation to the U.S. dollar as expected. There can be no assurance that the RMB will not be subject to devaluation. Any devaluation of the RMB is expected to adversely affect the value of the Fund’s investments.
The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB or Hong Kong dollars (as applicable) for the purpose of purchasing A-Shares or H-Shares, respectively, or converting RMB or Hong Kong dollars (as applicable) to U.S. dollars to pay cash redemptions, distributions or expenses. This may lower the Fund’s performance, because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended or incurring cash drag.
Geographic Risk. China historically has experienced natural disasters such as earthquakes, droughts and floods, and is economically sensitive to environmental events. Any such event could cause a significant impact on the Chinese economy.

Hong Kong Political Risk. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement and China may change its policies regarding Hong Kong at any time. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.
Available Disclosure About Chinese Companies. Disclosure and regulatory standards in China are in many respects less stringent than U.S. standards. Chinese issuers are required to follow PRC accounting standards and practices, which follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with the PRC accounting standards and practices and those prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with GAAP. As the disclosure and regulatory standards in the PRC are less stringent than in more developed markets, there might be substantially less publicly available information about issuers in the PRC on which the Adviser can base investment decisions, and such information may not be as reliable as information prepared in accordance with GAAP. Additionally, there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Such conditions may lead to potential errors in index data, index computation and/or index construction and may limit the ability to oversee the index provider’s due diligence process over index data, which may adversely impact the Fund’s performance and its ability to track the performance of the Index.
Chinese Securities Markets. China’s securities markets, including the debt markets, have a limited operating history and are not as developed as those in the United States. These markets, historically, have had greater volatility than markets in the United States and some other countries, and experienced inefficiency and pricing anomalies. There is relatively less regulation and monitoring of Chinese securities markets and of the activities of investors, brokers and other participants than in the United States, including with respect to insider trading, tender offers, stockholder proxies and disclosure of information. Stock markets in China are in the process of change and further development. This may lead to additional volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Chinese Corporate and Securities Law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law. China also lacks a national set of laws which address all issues that may arise with regard to a foreign investor such as the Fund. It may therefore be difficult, or impossible, for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain or enforce a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop; these developments may adversely affect foreign investors such as the Fund.
Additionally, legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities, and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors such as the Fund with protection in all situations where protection would be provided by comparable laws in the United States. In addition, laws pertaining to bankruptcy proceedings are generally less developed and may be different than such laws in the United States and lead to unpredictable results.
Special Risk Considerations of Investing in China. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these contractual arrangements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.
While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed offshore entity’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.
Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, a Fund must satisfy certain income, distribution and asset diversification requirements. With respect to the latter, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect its performance. Because there is limited transparency into state ownership of Chinese issuers, there is a risk of such issuers being deemed to be a single issuer, which could result in the Fund falling out of compliance with the asset diversification requirements.
China Onshore Investing Risks. Because the Fund may invest in the local China markets directly (also referred to herein as domestic Chinese markets or securities or onshore Chinese markets or securities), it will be subject to the following special risks:
Capital Controls Risk. RMB can be categorized into “CNY” (onshore RMB) traded and circulated in China and “CNH” (offshore RMB) traded and circulated outside China. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund may be adversely affected by the exchange rates between CNY and CNH.
CNY is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. The PRC government imposes restrictions on the remittance of RMB out of and into China. In the event a remittance by the Fund is disrupted, the Fund could be adversely affected and, among other matters, may not be able to invest those funds, which may increase the tracking error of the Fund. In addition, any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and such control of currency conversions and movements in the RMB exchange rates may adversely affect the operations and financial results of PRC companies and the Fund. If such control policies change in the future, the Fund may be adversely affected.
Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by Chinese government authorities and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets into, out of or into the country. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.
The Chinese government also heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The PRC government may impose additional or other currency capital controls that could significantly harm the Fund.
Custody Risk. Less developed markets such as China are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets, and in general, the less developed a country’s securities market is, the greater the likelihood of custody and settlement problems.
The Fund is required by Chinese regulation to have a local custodian in China (“PRC Custodian”) for its investments in domestic, onshore Chinese securities, including A-Shares. The PRC Custodian maintains the Fund’s investments in China to ensure their compliance with the rules and regulations of the China Securities Regulatory Commission (“CSRC”) and the People’s Bank of China. Such investments, when purchased by the Adviser in its capacity as the Fund’s RQFII or QFII, as applicable, will normally be received in a securities account maintained by the PRC Custodian in the joint names of the Fund and the Adviser. The account may not be used for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well protected, as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion, in which case such creditors could seize assets. Because the Fund’s PRC securities quota may be in the name of both the Adviser and the Fund, there is also a risk that regulatory actions taken against the Adviser by PRC government authorities may affect the Fund. This is particularly acute in the case of cash deposited with the PRC Custodian because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.
RQFII and QFII Risk. A RQFII or QFII license may be acquired to invest directly in domestic, onshore Chinese securities. To qualify for a QFII license, an applicant must meet strict requirements on asset management experience, assets under management, and firm capital. In 2020, the PRC government eliminated QFII and RQFII quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits).
The RQFII rules continue to evolve. The RQFII program is substantially similar to the QFII program, but provides for greater flexibility in repatriating assets, as discussed below. Chinese regulators may revise or discontinue the RQFII program at any time.
Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. If a QFII license is obtained and used, all repatriations of gains and income would require the approval of SAFE. These limitations may also prevent the Fund from making certain distributions to shareholders. Further, no single underlying foreign investor investing through a QFII may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors.
If the Fund invests directly in domestic Chinese securities with a QFII license, the Adviser will be required to transfer the entire investment principal into a local sub-custodian account within such time period as specified by SAFE (up to six months). Following this, investment capital will be subject to an initial lock-up period (currently three months if the Fund is deemed to be an “open end fund” under Chinese regulations), during which the assets may not be repatriated to the United States, even if they are never invested. Following that time, investment principal and earnings may generally only be repatriated with the approval of SAFE, although up to $50 million may be repatriated each week without SAFE approval if the Fund is deemed to be an “open end fund” under Chinese regulations.
A-Shares Risk. The ability of the Fund to invest in China A-Shares is dependent, in part, on the availability of A-Shares either through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect, and/or through a QFII or RQFII license from the Chinese regulator. Thus, the Fund’s investment in A-Shares will be limited by the amount of A-Shares available through the Stock Connect Programs. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government.

Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the securities markets in the United States.
The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB. A-Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities and may become illiquid. The A-Shares market may behave very differently from other Chinese equity markets, and there may be little to no correlation between them.
Restrictions continue to exist on investments in A-Shares and capital therefore cannot flow freely into the A-Share market, making it possible that, in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares.
Repatriations by RQFIIs for investors such as registered funds are permitted daily and are not subject to lockup periods. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the Fund’s assets may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent a Fund from making certain distributions to shareholders.
If the Fund is unable to obtain sufficient exposure to the components of its Index, the Fund could seek exposure to the component securities of the Index in other ways, such as by investing in depositary receipts of the component securities and Hong Kong listed versions of the component securities. The Fund may also invest in B-Shares issued by the same companies that issue A-Shares that are in the Index. The A-Shares market may behave very differently from the B-Shares market, and there may be little to no correlation between the performances of the two. The Fund may also use derivatives or invest in ETFs that can obtain comparable exposures. If necessary, the Fund may limit or suspend purchases of Creation Units of the Fund until the Fund determines that the requisite exposure to the Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as component securities, or decide to liquidate the Fund. In circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs licenses, illiquidity of the securities markets, or delay or disruption in execution or settlement of trades.
The Chinese government limits foreign investment in the securities of Chinese issuers entirely. China may also impose higher local tax rates on transactions involving certain companies. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index. This may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.
Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.
Investors should note that such provision may be excessive or inadequate to meet actual CGT tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities. It is also unclear how China’s value added tax may apply to the activities of a participant in the Stock Connect Programs or QFII or RQFII licensee and how such application may be affected by tax treaty provisions. If such a tax is collected, the expense will be passed on and borne by the Fund. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund.
The Fund reserves the right to establish a reserve for any taxes as to which it is uncertain whether they will be assessed, although it has not currently done so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. The Fund is responsible for any taxes on its operations or investments, including if they are applied retroactively.
Disclosure of Interests and Short Swing Profit Rule. The Fund may be subject to regulations promulgated by the CSRC which currently require the Fund to make certain public disclosures, when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, the Fund may be deemed as a “concerted party” of other funds managed by the Adviser and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds, should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered, the Fund would be required to file its report within three days. During the time limit for filing the report, a trading freeze applies, and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may have a negative impact on the Fund’s performance. Further, subject to the interpretation of PRC courts and PRC regulators, the operation of the short swing profit rule may prevent the Fund from reducing its holdings in a company, 5% or more of whose shares are deemed to be held by the Fund and its affiliates, within six months of the last purchase of shares of the company. The Fund could be subject to these restrictions; even though an entity deemed to be an affiliate (and not the Fund) may have triggered the restrictions. Nonetheless, if the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the company. In addition, the Fund could not repurchase securities of the listed company within six months of such sale. Finally, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question.
Use of Brokers. Currently, only a limited number of brokers are available to trade A-Shares with the Fund. As a result, the Adviser may have less flexibility to choose among brokers on behalf of the Fund than is typically the case for U.S. investment managers. This may cause the Fund to incur higher brokerage expenses and achieve less favorable execution, which could have a negative impact on Fund returns. In addition, in the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the Fund may encounter delays in recovering its assets, or may not be able to recover its assets, which could cause the Fund to lose money. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of a PRC broker, which may result in, among other things, losses to the Fund and higher tracking error. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of a PRC broker. However, the Adviser, in its selection of PRC brokers, will consider such factors as the competitiveness of PRC brokers’ commission rates, size of the relevant orders, and execution standards.
Portfolio Turnover
The following table shows information on the Funds’ portfolio turnover rates comparing the two most recent fiscal period/year.

Fund	Fiscal Year Ended May 31,
	2025	2024
Sparkline Intangible Value ETF	31%	35%
Sparkline International Intangible Value ETF*	32%	N/A
Sparkline US Small Cap Intangible Value ETF**	N/A	N/A
Sparkline Emerging Markets Intangible Value ETF**	N/A	N/A

* For the period through September 9, 2024 to May 31, 2025.
**The Fund has not commenced operations as of date of this SAI.
Cybersecurity Risk
Each Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.
MANAGEMENT OF THE FUNDS
Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below.
The address of each Trustee and each Officer is: c/o EA Series Trust, 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Indefinite term; Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003–present).	88	None
Michael S. Pagano, Ph.D., CFA® Born: 1962	Trustee and Audit Committee Chairman	Indefinite term; Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999–present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008–present).	88	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Indefinite term; Since 2018	Co-founder and CEO, PeopleJoy (2016–present).	88	None
Interested Trustee and Officer*
Wesley R. Gray, Ph.D. Born: 1980	Trustee, Chairman of the Board, and President	Indefinite term; Trustee and Chairman of the Board (since 2014); President (since 2025)	Founder and Executive Managing Member, EA Advisers (2013–present); Chief Executive Officer, EA Advisers (2024–present); Founder, Chief Executive Officer, and Chief Investment Officer, Alpha Architect, LLC (2014–present); Chief Compliance Officer, Alpha Architect (2023–present).	88	None
* Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Michael D. Barolsky Born: 1981	Vice President and Secretary	Since 2025; President (2024 – 2025)	Chief Legal Officer, EA Advisers (December 2024–present); Chief Executive Officer, EA Advisers (June 2024–December 2024); Senior Vice President, U.S. Bank Global Fund Services (2019–2024).
Joshua J. Hinderliter Born: 1983	Vice President	Since 2025	General Counsel, EA Advisers (2025-present); Vice President, U.S. Bancorp Fund Services, LLC (2024-2025); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2022-2024); Managing Associate, Thompson Hine LLP (2016–2022).
Sean R. Hegarty, CPA Born: 1993	Treasurer	Since 2023; Assistant Treasurer (2022 – 2023)	Chief Operating Officer, EA Advisers (2022–present); Assistant Vice President, U.S. Bank Global Fund Services (2018–2022).
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, EA Advisers (2021–present); Chief Compliance Officer, Alpha Architect (2021–2023); Chief Compliance Officer, Snow Capital (2015–2021).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Since 2024	Senior Fund Operations Officer, EA Advisers (2023–present); Vice President, U.S. Bank Global Fund Services (2020–2023); Assistant Vice President, U.S. Bank Global Fund Services (2016–2020).
Marie L. Lostocco, CPA Born: 1985	Assistant Treasurer	Since 2025
Senior Fund Operations Officer, EA Advisers (2025–present); Vice President, Blackrock Corporation Inc. (2021–2025); Vice President, Blackrock Financial Management (2018–2021); Senior Audit Manager, Tait, Weller and Baker LLP (2008–2018).

Kyle Martinelli Born: 1993	Assistant Treasurer	Since 2025	Fund Operations Officer, EA Advisers (2025–present); Assistant Vice President, U.S. Bank Global Fund Services (2015–2025).
Trustee Qualifications
Information on the Trust’s Trustees and Officers appears above including information on the business activities of Trustees during the past five years. In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his serving on the Board. As indicated, Dr. Dorn holds an academic position in the area of finance. Dr. Pagano holds an academic position in the area of finance. Dr. Gray is the Founder and Executive Managing Member of the Adviser and Empirical Finance, LLC d/b/a Alpha Architect. Mr. Oguh is a financial technology entrepreneur, business executive and former mutual fund / ETF analyst.
Board Structure
Dr. Gray is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel. Dr. Gray also serves as President of the Trust.
The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having three-fourths of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form more than a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board intends to hold four regularly scheduled meetings each year, at least two of which shall be in person (or during the current Covid pandemic, virtually, via video conference). The Board may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted), to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person (or virtually, if permitted) meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted).
The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund Complex.
The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. As part of its oversight function, the Board monitors each of the Adviser’s and Sub-Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation reports and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, the Sub-Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.
The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.
Committees
The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each of these committees.
Dr. Pagano serves as the Audit Committee Chairman. The purposes of the Audit Committee are to: (1) oversee generally the Fund Complex’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity and objectivity of the Fund Complex’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund Complex’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. For the fiscal year ended May 31, 2025, the Audit Committee met eight times.
The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Persons”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. For the fiscal year ended May 31, 2025, the Nominating Committee did not meet as there were no Board vacancies.

Compensation of Trustees
The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.
The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.
Independent Trustees are paid an annual retainer for their services, including attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. In addition, each Independent Trustee is entitled to reimbursement for reasonable out-of-pocket expenses for educational resources, including attending educational programs to stay informed about industry and regulatory developments. The Trust has no pension or retirement plan.
The table shows the compensation paid to Trustees for the fiscal year ended May 31, 2025 by the Fund Complex.*

	Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee
Independent Trustees
Emeka O. Oguh	$146,958	$0	$146,958
Daniel Dorn	$157,958	$0	$157,958
Michael S. Pagano**	$159,208	$0	$159,208
Interested Trustee
Wesley R. Gray***	$0	$0	$0
* The Adviser, and not the Fund, is responsible for compensating the Trustees.
** Dr. Pagano receives additional compensation in his role as Audit Committee Chair.
*** Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.
Equity Ownership of Trustees
The following table sets forth the name and dollar range of equity securities of each Fund owned by Trustees as of December 31, 2024.

	Dollar Range of Equity Securities Owned
	Sparkline Intangible Value ETF	Sparkline International Intangible Value ETF	Sparkline US Small Cap Intangible Value ETF	Sparkline Emerging Markets Intangible Value ETF	Aggregate Dollar Range of Shares (All Funds in the Complex)
Independent Trustees
Emeka O. Oguh	$0	$0	$0	$0	$1-$10,000
Daniel Dorn	$0	$0	$0	$0	Over $100,000
Michael S. Pagano	$0	$0	$0	$0	Over $100,000
Interested Trustee
Wesley R. Gray	$0	$0	$0	$0	Over $100,000
As of the date of this SAI, the Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF have not commenced operations. As of the date of this SAI, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, investment sub-adviser, or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, investment sub-adviser, or principal underwriter of the Trust.
Codes of Ethics
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, each of the Adviser and Sub-Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings (“IPOs”). Copies of the Codes of Ethics are on file with the SEC, and are available to the public.
Under the Adviser’s Code of Ethics, the personnel of the Adviser are permitted to invest in the same securities as held by the Funds. However, the trading of such investments are subject to blackout periods. Copies of the Codes of Ethics are on file with the SEC, and are available to the public. While the Codes of Ethics are reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.
Under its Code of Ethics, the personnel of the Sub-Adviser are permitted to invest in the same securities as held by the Funds. However, the trading of such investments are subject to blackout periods. While the Code of Ethics is reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.
Proxy Voting
The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and its shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Funds’ proxy voting record.
The Trust will annually disclose its complete proxy voting record for the year ended June 30 on Form N-PX. The Trust’s most recent Form N-PX is available without charge, upon request, by calling (215) 330-4476. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov and on the Funds’ website at https://etf.sparklinecapital.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control. A “principal shareholder” is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund.
As a controlling shareholder, the shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The following table sets forth the name, address, and percentage of ownership of a person who is known by the Trust to be either a control person or principal shareholder of the Funds as of September 2, 2025:

Sparkline Intangible Value ETF

Name and Address	% Ownership	Parent Company (if applicable)	Jurisdiction (if applicable)	Type of Ownership
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	85.47%	N/A	N/A	Record
National Financial Services, LLC 245 Summer Street Boston, MA 02210	7.09%	N/A	N/A	Record
Sparkline International Intangible Value ETF

Name and Address	% Ownership	Parent Company (if applicable)	Jurisdiction (if applicable)	Type of Ownership
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	90.13%	N/A	N/A	Record
National Financial Services, LLC 245 Summer Street Boston, MA 02210	7.94%	N/A	N/A	Record
As of the date of this SAI, the Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF have not commenced operations.
Management ownership
As of September 2, 2025, the Trustees and officers of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund.
INVESTMENT MANAGEMENT AND OTHER SERVICES
Investment Advisory Agreement
Under investment advisory agreements between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), each Fund pays the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below:

Fund Name	Advisory Fee
Sparkline Intangible Value ETF	0.50%
Sparkline International Intangible Value ETF	0.55%
Sparkline US Small Cap Intangible Value ETF	0.50%
Sparkline Emerging Markets Intangible Value ETF	0.60%
The Adviser, in turn, compensates the Sub-Adviser from the management fee the Adviser receives.
The Adviser manages the investment and the reinvestment of the assets of each Fund, in accordance with the investment objective, policies and limitations of the Funds, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a limited liability company organized under the laws of Pennsylvania. The address of the Adviser is 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073. The Adviser is wholly-owned by Alpha Architect, LLC. The Adviser was founded in October 2013 and provides investment advisory services to the Funds, other exchange-traded funds, and Alpha Architect, LLC, its parent company.

The following table summarizes the affiliated persons of the Funds who are also affiliated persons of the Adviser.

NAME	FUND AFFILIATION	ADVISER AFFILIATION
Wesley R. Gray, PhD	Trustee, Chairman of the Board, and President	Executive Managing Member and Chief Executive Officer
Michael D. Barolsky	Vice President and Secretary	Chief Legal Officer
Joshua J. Hinderliter	Vice President	General Counsel
Sean R. Hegarty, CPA	Treasurer	Chief Operating Officer
Jessica D. Leighty	Chief Compliance Officer	Chief Compliance Officer
Elizabeth A. Winske	Assistant Treasurer	Senior Fund Operations Officer
Marie L. Lostocco	Assistant Treasurer	Senior Fund Operations Officer
Kyle Martinelli	Assistant Treasurer	Fund Operations Officer
Wm. Joshua Russell	Portfolio Manager	Portfolio Manager
Richard Shaner	Portfolio Manager	Portfolio Manager
Under the Advisory Agreement for each Fund, the Adviser bears all of the costs of each of the Funds, except for the advisory fee, payments under each Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expenses and other non-routine or extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto).
The Advisory Agreement with respect to a Fund will remain in effect for an initial term of two years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of such Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Advisory Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to a Fund, by a majority of the outstanding shares of a Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.
For the fiscal years/periods indicated below, the Fund paid the following management fees to the Adviser:

Fund	Fiscal Year Ended May 31,
	2025	2024	2023
Sparkline Intangible Value ETF	$184,780	$152,316	$49,157
Sparkline International Intangible Value ETF*	$23,308	N/A	N/A
Sparkline US Small Cap Intangible Value ETF**	N/A	N/A	N/A
Sparkline Emerging Markets Intangible Value ETF**	N/A	N/A	N/A

* For the period through September 9, 2024 to May 31, 2025.
**The Fund has not commenced operations as of date of this SAI.
Investment Sub-Adviser
The Trust, on behalf of the Funds, and the Adviser have retained Sparkline Capital LP, 11 Hoyt Street, Unit 50A, Brooklyn, NY 11201 to serve as sub-adviser for the Funds. Subject to the supervision and oversight of the Adviser and the Board, and pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser evaluates potential investments using quantitative methods. Investment recommendations (e.g., buys and sells) are communicated to the Adviser for review and execution.
For the services it provides to the Funds, the Adviser pays the Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate based on a Fund’s average daily net assets as follow:

Fund Name	Sub-Advisory Fee
Sparkline Intangible Value ETF	0.25%
Sparkline International Intangible Value ETF	0.28%
Sparkline US Small Cap Intangible Value ETF	0.25%
Sparkline Emerging Markets Intangible Value ETF	0.30%

The payment of a management fee by the Adviser to the Sub-Adviser is subject to the terms of the Fund sponsorship agreement described below.
The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and holders of a majority of the outstanding Shares, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person (or virtually if then-permitted) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by vote of a majority of the Board or, with respect to the Funds, by a majority of the outstanding Shares of the Funds, or by the Adviser, upon 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, fraud, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
The following table summarizes the affiliated persons of the Funds that are also affiliated persons of the Sub-Adviser.

NAME	AFFILIATION WITH FUNDS	AFFILIATION WITH SUB-ADVISER
Christopher Tsong-Kai (Kai) Wu	Portfolio Manager	Founder and Chief Investment Officer
The table below shows the contractual sub-advisory fees in dollars at the sub-advisory fee rate for the fiscal years/periods ended May 31:

Fund	Fiscal Year Ended May 31,
	2025	2024	2023
Sparkline Intangible Value ETF(1)	$92,390	$76,158	$0**
Sparkline International Intangible Value ETF*	$11,866	N/A	N/A
Sparkline US Small Cap Intangible Value ETF***	N/A	N/A	N/A
Sparkline Emerging Markets Intangible Value ETF***	N/A	N/A	N/A

(1) The Sub-Adviser waived receipt of $70,368 and $45,271 for the fiscal years ended May 31, 2025 and 2024, respectively, pursuant to its sponsorship arrangement with the Adviser.
* For the period through September 9, 2024 to May 31, 2025. Receipt of these fees was waived by the Sub-Adviser pursuant to its sponsorship arrangement with the Adviser.
**Pursuant to the arrangements between the Sub-Adviser and the Adviser, the Sub-Advisory fees were waived for the fiscal year ended May 31, 2023.
***The Fund has not commenced operations as of date of this SAI.
Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser, under which the Sub-Adviser assumes the Adviser’s obligation to pay some of each Fund’s expenses, including its own sub-advisory fee. Although the Sub-Adviser has agreed to be responsible for paying some of each Fund’s expenses, the Adviser retains the ultimate obligation to the Funds to pay them. The Sub-Adviser will also provide marketing support for the Funds, including preparing marketing materials related to the Funds. For these services and payments, the Sub-Adviser is entitled to share in the potential profits generated by the management and operation of the Funds.

Custodian
U.S. Bank National Association (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Custodian of each Fund’s assets. The Custodian has agreed to: (1) make receipts and disbursements of money on behalf of the Funds, (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments and (3) make periodic reports to the Funds concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator” or “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator and Fund Accountant to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, the Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent of each Fund’s assets. The Transfer Agent has agreed to: (1) issue and redeem shares of the Funds in Creation Units, (2) make dividend and other distributions to shareholders of the Funds, (3) maintain shareholder accounts and (4) make periodic reports to the Funds. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs and transaction fees which are accrued daily and paid monthly by the Adviser from its fees.
For the fiscal years/periods indicated below, the Adviser paid the following fees to the Administrator:

Fund	Fiscal Year Ended May 31,
	2025	2024	2023
Sparkline Intangible Value ETF	$13,854	$16,012	$13,190
Sparkline International Intangible Value ETF*	$17,220	N/A	N/A
Sparkline US Small Cap Intangible Value ETF**	N/A	N/A	N/A
Sparkline Emerging Markets Intangible Value ETF**	N/A	N/A	N/A

* For the period through September 9, 2024 to May 31, 2025.
**The Fund has not commenced operations as of date of this SAI.
Securities Lending Agent
U.S. Bank National Association is each Fund’s securities lending agent. The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by the Fund during the fiscal year ended May 31, 2025 are set forth in the following table.

Fund Name	Gross Income	Revenue Split*	Cash Management Fees**	Administrative Fees***	Rebates (Paid to Borrower)	Aggregate Fees/Compensation	Net Income
Sparkline Intangible Value ETF	$2,070	$(44)	$(62)	$0	$(1,789)	$(1,895)	$176
* Any share of revenue generated by the securities lending program paid to the securities lending agent(s).
** Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split.
*** Administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split.
The Sparkline International Intangible Value ETF did not participate in securities lending during the fiscal period ended May 31, 2025.
The Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF have not commenced operations as on this date of this SAI, so there is no information to report.
PORTFOLIO MANAGER
The following table shows the number of other accounts managed by the portfolio managers and the reporting information is provided as of May 31, 2025:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Christopher Tsong-Kai (Kai)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$1	1	$1
Other Accounts	0	$0	0	$0
Wm. Joshua Russell (Sparkline Intangible Value ETF)
Registered Investment Companies	11	$2,082	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	149	$820	0	$0
Richard Shaner (Sparkline Intangible Value ETF)
Registered Investment Companies	11	$2,082	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	149	$820	0	$0
The following table provides the dollar range of equity securities beneficially owned by each portfolio manager in each Fund he manages as of May 31, 2025.

Fund	Portfolio Manager	Dollar Range of Equity Securities Owned
Sparkline Intangible Value ETF	Christopher Tsong-Kai	$100,001 - $500,000
Sparkline Intangible Value ETF	Wm. Joshua Russell	$0
Sparkline Intangible Value ETF	Richard Shaner	$0
Sparkline International Intangible Value ETF	Christopher Tsong-Kai	$100,001 - $500,000
Sparkline US Small Cap Intangible Value ETF	Christopher Tsong-Kai	$0*
Sparkline Emerging Markets Intangible Value ETF	Christopher Tsong-Kai	$0*
*The Funds have not commenced operation as of the date of this SAI.
Potential Conflicts of Interest
A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of each Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of a Funds trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.
Adviser – Portfolio Managers (Sparkline Intangible Value ETF)
Messrs. Russell and Shaner do not currently manage any other client accounts using the same investment strategy as that of the Fund. Further, the Adviser has established policies and procedures reasonably designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.
Sub-Adviser – Portfolio Manager

Mr. Wu does not currently manage any other client accounts using the same investment strategy as that of the Funds. It should also be noted that Mr. Wu manages a hedge fund that is subject to incentive fees. Mr. Wu may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, his overall compensation or the overall profitability of the Sub-Adviser. To mitigate the forgoing potential conflict of interest, the Sub-Adviser has established policies and procedures reasonably designed to ensure that the purchase and sale of securities (and recommendation with respect to the purchase and sale of securities) among all accounts it manages are fairly and equitably allocated. Furthermore, while the Sub-Adviser will provide trade recommendations, the Adviser is responsible for the actual trading of a Fund’s portfolio. There can be no assurance that these policies and procedures will be effective, however.
Compensation
Adviser – Portfolio Managers (Sparkline Intangible Value ETF)
Messrs. Russell and Shaner’s compensation is comprised of both fixed and variable components – the variable component is a potential bonus that is dependent upon the overall profitability of the Adviser’s parent company.
Compensation
Sub-Adviser – Portfolio Manager
Mr. Wu owns an equity interest in the Sub-Adviser and his compensation is determined, in part, by the advisory fee revenue generated by the Sub-Adviser.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Brokerage Transactions
Depending on prevailing market conditions, portfolio changes will generally be implemented through in-kind transactions (including a Cash Component or Cash Redemption Amount as applicable) for Creation Units or, in certain limited situations, through cash-only transactions for Creation Units. In connection with an in-kind component, the Adviser may nonetheless execute brokerage transactions for a Fund and a Fund may incur brokerage commissions, particularly during the early stages of the Funds’ development or in the case of transactions involving realized losses. In connection with the cash component (or with an all cash transaction), the Adviser will execute brokerage transactions for a Fund in connection with portfolio changes. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, the Adviser may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The table below shows the aggregate brokerage commissions paid by each Fund for the fiscal year/period ended May 31:

Fund	Fiscal Year Ended May 31,
	2025	2024	2023
Sparkline Intangible Value ETF	$6,393	$5,626	$2,878
Sparkline International Intangible Value ETF*	$1,836	N/A	N/A
Sparkline US Small Cap Intangible Value ETF**	N/A	N/A	N/A
Sparkline Emerging Markets Intangible Value ETF**	N/A	N/A	N/A

* For the period through September 9, 2024 to May 31, 2025.
**The Fund has not commenced operations as of date of this SAI.
Brokerage Selection
The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Adviser may not select a broker-dealer based on the lowest commission rate available for a particular transaction. The Adviser does not currently use soft dollars.
Brokerage with Fund Affiliates
Although not expected, the Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser or the Distributor for a commission in conformity with the Investment Company Act, the 1934 Act and rules promulgated by the SEC. Under the Investment Company Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically. During the fiscal year/period ended May 31, 2025, the Funds did not execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser, or the Distributor.
Securities of “Regular Broker-Dealers”
The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the Investment Company Act) that the Funds may hold at the close of their most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. For the fiscal year ended May 31, 2025, the Funds did not hold any securities of “regular broker dealers” to report.
THE DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor for the Funds.
Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
The Board has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount of 0.25% of its average daily net assets each year for certain distribution-related activities. The Plan was adopted in order to permit the implementation of the Funds’ method of distribution. No fees are currently paid by any Fund under the Plan. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund because they would be paid on an ongoing basis. If fees were charged under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.
Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees, and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (the “Rule 12b-1 Trustees”), cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any Fund unless such amendment is approved by an Investment Company Act majority vote of the outstanding shares and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by an Investment Company Act majority vote of the outstanding shares.
ACCOUNTING AND LEGAL SERVICE PROVIDERS
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
Legal Counsel
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
ADDITIONAL INFORMATION CONCERNING SHARES
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on October 11, 2013 and has authorized capital of an unlimited number of Shares of beneficial interest of no par value that may be issued in more than one class or series. Currently, the Trust consists of multiple series, including each Fund discussed in this SAI (“each Fund”). The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders if the Investment Company Act does not require such a meeting, which it does not. Generally, there will not be annual meetings of Trust shareholders, but if requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders for the purpose of electing Trustees, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice thereof.
All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights. The Trust’s Agreement and Declaration of Trust confers upon the Board the power to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of each Fund.
The Trust’s Agreement and Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Agreement and Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of such Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the applicable Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.
If the applicable Fund does not grow to a size to permit it to be economically viable, a Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as securities depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant, directly or through one or more intermediaries, as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or Cede & Co., as the registered holder of all Shares. DTC or Cede & Co., upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions, though there can be no guarantee that such services would be available at a comparable cost.
Transactions In Creation Units
Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund will issue fractional Creation Units, except in conjunction with a merger or reorganization or for the receipt of securities in-kind at the commencement of the Fund’s operations.
The Board may declare a split or a consolidation in the number of Shares outstanding of a Fund or the Trust and make a corresponding change in the number of Shares in a Creation Unit.
To purchase or redeem any Creation Units from a Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be a member or participant of a clearing agency registered with the SEC and have a written agreement (a “Participant Agreement”) with the applicable Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units.
Transactions by an Authorized Participant that is a participant in the Continuous Net Settlement System (“Clearing Process”) of the NSCC using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a participant in DTC with access to the DTC system (“DTC Participant”) using the DTC system are referred to as transactions “outside the Clearing Process.”
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges. There are expected to be a limited number of Authorized Participants at any one time.
Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Purchasing Creation Units
Shares may be purchased only in Creation Units at their NAV next determined after receipt of a purchase request in proper form by the applicable Fund through the Distributor and only on a Business Day.
Fund Deposit. The consideration for a Creation Unit of a Fund is the “Fund Deposit”. The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component (computed as described below), or an all cash payment (“Cash Value”), as determined by the Adviser to be in the best interest of the applicable Fund. The standard Fund Deposit with respect to each Fund can be found in the table at the end of this section (the “Order Information Table”).
The Cash Component will typically include an amount reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket (“Balancing Amount”). If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the applicable Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.
The Transfer Agent, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security (or contracts of each option) in the In-Kind Creation Basket to be included in the current Fund Deposit for the applicable Fund (based on information about such Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction). If applicable, the Transfer Agent, through the NSCC, also makes available on each Business Day the estimated Cash Component or Cash Value per Creation Unit based on the previous Business Day.
The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Adviser are implemented for the applicable Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the applicable Fund, and such Fund’s determination shall be final and binding. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.
Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
Cash in lieu. Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. Each Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Creation Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Creation Basket. Each Fund will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the 1933 Act.

In all cases, cash and securities should be transferred to the applicable Fund by the “Settlement Date,” which, unless extended as noted below, is generally the Business Day immediately following the Transmittal Date (as defined below). The Settlement Date may be extended if deemed to be in the best interests of the applicable Fund and its shareholders by the Adviser. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.
Placement of Creation Orders. All purchase orders must be placed by or through an Authorized Participant. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor. In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available. The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC Participants that are also participants in the Clearing Process of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for a Fund may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities) and/or through such other arrangements allowed by the Trust or its agents.
Orders Using the Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day that the next NAV of the applicable Fund is calculated (the “Transmittal Date”) if (i) such order is received by the Distributor by the applicable cut-off time (see the Order Information Table below) and (ii) all other procedures set forth in the Participant Agreement are properly followed. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.
Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) on the Business Day immediately following the Transmittal Date (unless extended as described herein). The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee (see Transaction Fees below and the Order Information Table below), must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date (unless extended as described herein). The delivery of corporate securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date (unless extended as described herein). The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date (unless extended as described herein).
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the by the applicable cut-off time (see Purchase and Redemption Cut-Off Times below and the Order Information Table below) and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time (unless extended as described herein) and the Cash Component and applicable Transaction Fee by the appointed time, such order may be canceled. Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. Generally, the delivery of Creation Units so created will generally occur no later than the Business Day following the day on which the order is deemed received by the Distributor. The Settlement Date may be extended if deemed to be in the best interests of the applicable Fund and its shareholders by the Adviser. Authorized Participants that submit a canceled order will be liable to the applicable Fund for any losses resulting therefrom.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the applicable Fund to maintain an account into which an Authorized Participant may deliver the Fund Deposit (or cash in lieu), with adjustments determined by the applicable Fund, will then provide information of the order to such local sub-custodian(s). The Authorized Participant must also make available on or before the Settlement, by means satisfactory to the applicable Fund, immediately available or same day funds in U.S. dollars estimated by the applicable Fund to be sufficient to pay the Cash Component and Transaction Fee.

While, as stated above, Creation Units are generally delivered the Business Day following the day on which the order is deemed received by the Distributor, except the applicable Fund may settle Creation Unit transactions on a basis other than the one described above to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iii) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (iv) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor, and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its or the Trust’s rejection of the order. Each Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification.
Issuance of a Creation Unit. Once a Fund has accepted a creation order, upon next determination of the applicable Fund’s NAV, such Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Except as provided below, a Creation Unit will not be issued until the applicable Fund obtains good title to the In-Kind Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee .
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign securities, when the applicable local sub-custodian(s) has confirmed to the Custodian that the In-Kind Creation Basket (or cash in lieu) has been delivered to the applicable Fund’s account at the applicable sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and such Fund will issue and cause the delivery of the Creation Unit.
Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value, as adjusted from time to time by the Adviser, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.
To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% (as adjusted by the Adviser) of the daily marked-to-market value of the missing securities. To the extent that either (i) such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or (ii) a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the applicable Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.
Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Fund Deposit. In addition, cash purchases may be subject to Transaction Fees as described below. A cash purchase may cause a Fund to incur certain costs that it would not have had the purchase been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by such Fund. To the extent that these costs are not offset by the Transaction Fees the applicable Fund’s NAV will be negatively impacted.

Redeeming Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by each Fund through the Distributor and only on a Business Day.
Fund Redemptions. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount (computed as described below), or the Cash Value, in all instances equal to the value of a Creation Unit.
There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, each Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to each Fund.
The composition of the In-Kind Creation Basket will normally be the same as the composition of the In-Kind Redemption Basket. Otherwise, the In-Kind Redemption Basket will be made available by the Adviser or Transfer Agent. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Redemption.
In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely for the Cash Value if permitted or required by each Fund in its sole discretion. Such redemptions for each Fund may be subject to a variable charge, as explained below. If applicable, information about the Cash Value will be made available by the Adviser or Transfer Agent.
From day to day, the composition of the In-Kind Redemption Basket may change as, among other things, corporate actions are implemented for each Fund’s portfolio. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by each Fund, and each Fund’s determination shall be final and binding.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of each Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Cash in lieu. Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. Each Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Redemption Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Redemption Basket. Each Fund will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transactions that would be exempt from registration under the 1933 Act.
Placement of Redemption Orders. Redemptions must be placed to the Transfer Agent through the Distributor. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption order to the Distributor.
An Authorized Participant submitting a redemption order is deemed to represent to each Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares in the Creation Unit to be redeemed have not been borrowed, loaned, or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement, or such other arrangement which would preclude the delivery of such Shares to the applicable Fund. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the applicable Fund. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by the applicable Fund.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Standard Cut-Off Time, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of each Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Standard Cut-Off Time will be deemed received on the Transmittal Date and will be effected at the NAV determined on such Transmittal Date. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the applicable Fund, together with such additional information as may be required by the Distributor. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Standard Cut-Off Time; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date (unless extended as described herein) and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date (unless extended as described herein); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption order, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to each Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities (and any cash in lieu) can be delivered from the applicable Fund’s accounts at the applicable local sub-custodian(s).
The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the applicable Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of Shares of the applicable Fund are not delivered by the DTC Cut-Off-Time, as described below, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Transmittal Date provided that the Shares of the applicable Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the applicable Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described below).
The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Delivery of Redemption Basket. Once the applicable Fund has accepted a redemption order, upon next determination of that Fund’s NAV, that Fund will confirm the issuance of an In-Kind Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash in lieu and Transaction Fee, if applicable. A Creation Unit tendered for redemption and the payment of the Cash Redemption Amount, any cash in lieu and Transaction Fee, if applicable, will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.
Cash Redemption Method. When cash redemptions of Creation Units are available or specified for the applicable Fund, at that Fund’s sole discretion, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the In-Kind Redemption Basket minus any Transaction Fees, if applicable. Cash redemptions may cause the applicable Fund to incur certain costs that it would not have had had the redemption been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by the applicable Fund, including taxable gains or losses it might not have incurred if the redemption had been in-kind. To the extent that these costs are not offset by the Transaction Fees of the applicable Fund’s NAV will be negatively impacted.
Purchase and Redemption Cut-Off Times
All orders and redemptions involving cash in lieu are considered to be “custom.” All other orders and redemptions are considered “standard.” Order cut-off times for standard and custom orders are as show in the Order Information Table below. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time (whether standard or custom) is expected to be similarly earlier than normal.
If indicated in the Order Information Table below, orders to purchase Shares directly from the indicated Fund(s) on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Participant Agreement and/or applicable order form. Such order window is referred to as a “T-1” order window. For such Future Dated Trades, the Transmittal Date will be the Business Day following the date that the order is submitted. For example, to place an order for such a Fund to receive the NAV of the Fund calculated on a Wednesday, the order would need to be submitted as a Future Dated Trade between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the preceding Tuesday.
Transaction Fees
Authorized Participants may be required to pay a Transaction Fee as set forth in the Order Information Table below to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions.
The Standard Transaction Fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the applicable Fund effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). A Transaction Fee of up to four times the standard fee may apply to creation and redemption transactions that occur outside the Clearing Process. As shown in the Order Information Table below, certain Fund Deposits consisting of cash-in-lieu or Cash Value may be subject to a variable charge, which is payable to the applicable Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fee. The Standard Transaction Fee may be waived on certain orders if the Trust’s custodian has determined to waive the Transaction Fees associated with the order or another party, such as the Adviser, has agreed to pay such fee. The Fund may determine to waive the variable charge on certain orders when such waiver is determined to be in the best interests of Fund shareholders, e.g., for cash creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
The Fund may adjust the Transaction Fee from time to time. The Standard Transaction Fee is based, in part, on the number of holdings in the applicable Fund’s portfolio and may be adjusted periodically if the number of holdings change. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee by such intermediary for such services.

Order Information Table

Fund	Ticker	Standard Order Cut-Off Time	Custom Order Cut-Off Time	Standard Transaction Fee	Standard Fund Deposit
Sparkline Intangible Value ETF	ITAN	4:00 p.m. ET	4:00 p.m. ET	$500	In-Kind
Sparkline International Intangible Value ETF	DTAN	4:30 p.m. ET - 5:30 p.m. ET (T-1)	4:30 p.m. ET - 5:30 p.m. ET (T-1)	$1,100	In-Kind
Sparkline US Small Cap Intangible Value ETF	STAN	4:00 p.m. ET	4:00 p.m. ET	$500	In-Kind
Sparkline Emerging Markets Intangible Value ETF	ETAN	4:30 p.m. ET - 5:30 p.m. ET	4:30 p.m. ET - 5:30 p.m. ET	$3,600	In-Kind
DETERMINATION OF NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
Each Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Because securities listed on foreign exchanges may trade on weekends or other days when a Fund does not price its Shares, the NAV of the Fund, to the extent it may hold foreign securities, may change on days when shareholders will not be able to purchase or sell Shares.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents using current exchange rates deemed appropriate for a Fund, which approximates fair value.
If a market price is not readily available or is deemed not to reflect market value, a Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare a Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
Subject to its oversight, the Board has delegated primary responsibility for determining or causing to be determined the value of each Fund’s investments to the Adviser, pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Funds. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports.

Repurchase agreements are generally valued at par. Pricing services will be used to determine the value of a fixed income investment. In certain circumstances, short-term instruments may be valued on the basis of amortized cost.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.
TAXES
The following is a summary of certain additional material tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxes” section is based on the Code and applicable U.S. Treasury Regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes Shares are held by U.S. shareholders and that such Shares are held as capital assets.
A U.S. shareholder is a beneficial owner of Shares of a Fund that is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.
A “Non-U.S. investor” is a beneficial owner of Shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership holding the Shares should consult its own tax advisor with respect to the purchase, ownership and disposition of Shares by the partnership.
The description below is for general information only and is not tax advice. All investors should consult their own tax advisors as to the U.S. federal, state, local and foreign tax provisions applicable to them.
Taxation of the Funds
Each Fund is treated as a separate corporation for U.S. federal income tax purposes. Losses in a Fund do not offset gains in another fund in the Fund Complex and the requirements (other than certain organizational requirements) for qualifying for RIC status as described below are determined at the Fund level rather than the Trust level.
Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a RIC under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
To qualify for treatment as a RIC, a Fund must satisfy the following requirements:
•Distribution Requirement — a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by a Fund after the close of its taxable year that are treated as made during such taxable year).

•Income Requirement — a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”). See “Tax Treatment of Portfolio Transactions – Investments in Partnerships and QPTPs” below.
•Asset Diversification Test — a Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (i) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (ii) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
If a Fund fails this Income Requirement as long as such failure was due to reasonable cause and not willful neglect it is subject to a penalty for non-compliance, which is generally is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.
Similarly, if a Fund fails the Asset Diversification Test and the failure is not de minimis, the Fund can cure if: (i) it files with the U.S. Treasury Department a description of each asset that caused it to fail the Asset Diversification Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the Fund equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of Asset Diversification Test failure by the assets that caused the Fund to fail the Asset Diversification Test.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
A Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. Certain aspects of equalization accounting are uncertain under current law. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for U.S. federal income and/or excise tax. If, as a result of such adjustment, the applicable Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a RIC the effect of which is described in the following paragraph.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular U.S. federal corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the Income Requirement, the Asset Diversification Test, and the Distribution Requirement for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.
Portfolio Turnover. For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of Capital Gain” below. For Non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “Short-Term Capital Gain Dividends and Interest Related Dividends” below.
Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
At May 31, 2025, the Funds had accumulated short-term and long-term capital loss carryforwards in the amounts provided in the table below. These amounts do not expire.

Fund	Unlimited Short Term Capital Loss Carryover	Unlimited Long Term Capital Loss Carryover
Sparkline Intangible Value ETF	$164,960	$—
Sparkline International Intangible Value ETF*	$—	$—

* For the period through September 9, 2024 to May 31, 2025.
The Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF have not commenced operations as on this date of this SAI, so there is no information to report.
Deferral of Late Year Losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of Capital Gain” below). A “qualified late year loss” includes:
(1)any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(2)the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest U.S. federal corporate tax rate (currently 21%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
U.S. Federal Excise Tax. To avoid a 4% non-deductible U.S. federal excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for U.S. federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay the U.S. federal excise tax.
Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
Purchase of Shares. As a result of tax requirements, the Trust on behalf of a Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Taxation of Fund Distributions
This section applies to U.S. shareholders.
Each Fund anticipates distributing all or substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). A Fund will send you information annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of a Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations.”
Distributions of Capital Gain. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund.
Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its Shares; any excess will be treated as gain from the sale of its Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% U.S. federal Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (i) the shareholder’s net investment income or (ii) the amount by which the shareholder’s modified adjusted gross income exceeds certain thresholds based on filing status. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder. Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share that recognize “excess inclusion income,” then a Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisor concerning the consequences of investing in the Fund.
Sales and Redemption of Shares
This section applies to U.S. shareholders.
Sales and redemptions (including redemptions in kind) of Shares are taxable transactions for U.S. federal and state income tax purposes. If you redeem your Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.
Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and any cash paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing

“wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might not be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it would had it redeemed Creation Units in-kind.
Tax Basis Information. Each Fund is required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. If you hold your Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Each Fund has selected the highest cost method to calculate cost basis information. Highest cost is a tax lot identification method that selects the Shares with the highest price for sale. It is specifically designed to limit gains. Under the highest cost method, the shareholder’s tax lot with the highest cost basis is sold first so as to minimize gains or maximize losses, depending on market movement since the purchase date.
The highest cost method does not consider the length of time you held your Shares. If your Shares consist of several tax lots and they consist of both long- and short-term holdings, highest cost may deliver the lowest gains but not the lowest tax rate, due to the difference between short- and long-term capital gains tax rates.
When selling at a loss, highest cost also fails to distinguish between two positions that may be similar in cost where one is a long-term holding and the other is a short-term holding. You may want to consult a tax advisor as to whether or not the use of the short-term holding is better for your particular situation. Should the market price of the security rise over time, holding the long-term tax lot will mean you will be taxed at long-term capital gains rates, should you sell those securities for a profit. Highest cost is generally an attractive methodology for short-term holdings, except when the market has risen dramatically.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Shares will be disallowed to the extent that you buy other Shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those Shares.
Reportable Transactions. Under U.S. Treasury Regulations, if a shareholder recognizes a loss with respect to a Fund’s Shares of certain threshold amounts, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.
If you invest in a Fund through an IRA or other retirement plan, you should consult with your own tax advisor on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59-1/2. Certain minimum distribution requirements may also apply to IRAs or retirement plans. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Objective, Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to each Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses.
Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. The designation of a foreign security as a PFIC security will cause its income dividends to not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a qualified publicly traded partnership (“QPTP”) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of a Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (i) the interests in which are traded on an established securities market, (ii) that is treated as a partnership for U.S. federal income tax purposes, and (iii) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in a Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For U.S. federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for qualified dividend income nor the dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the security. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in ETFs. To the extent a Fund invests in ETFs, the Fund generally intends to invest in ETFs that are taxable as RICs under the Code. Accordingly, the income a Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the “Income Requirement” (as defined above under the heading “Taxes”). However, a Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the Income Requirement. Each Fund anticipates monitoring its investments in such ETFs so as to keep such Fund’s non-qualifying income within acceptable limits of the Income Requirement, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, such Fund would be subject to the rules described above.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Options, Futures and Forward Contracts, Straddles, and Swap Agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by a Fund may be considered “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% U.S. federal excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.
Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the Fund’s taxable income for the taxable year in which such losses are realized. Because only a few U.S. Treasury Regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which generally would be taxed as ordinary income when distributed to shareholders.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.
The key features of the straddle rules are as follows:
•A Fund may have to wait to deduct any losses. If a Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if a Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.
•A Fund’s capital gain holding period may get clipped. The moment a Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If a Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.
•Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.
•A Fund may not be able to deduct any interest expenses or carrying charges. During the offsetting period, any interest or carrying charges associated with the straddle are not currently tax deductible but must be capitalized (added to cost basis).
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which generally will be taxed to shareholders either as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.
Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Trust intends to monitor developments in this area.
Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC, including the Income Requirement and Asset Diversification Test applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.
In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by a Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of a Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or U.S. Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by the Fund.
Short Sales. Each Fund may engage in short sales of securities. In general, gain or loss on a short sale is recognized when a Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by a Fund, which generally would be taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by these Funds. Moreover, a loss recognized by a Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. A Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities if the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.
Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.
Investments in REITs and REMICs. Each Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

As discussed above, a Fund or some of the REITs in which the Fund may invest may be permitted to hold senior or residual interests in REMICs or debt or equity interests in TMPs. Generally, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. Excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual or TMP interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC earning excess inclusion income, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest corporate U.S. federal income tax rate. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, a Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Investments in Commodities. Each Fund may invest in physical commodities, exchange-traded commodities (“ETCs”), ETFs that are not taxable as RICs under the Code that in turn invest in commodities, or other direct or indirect exposure to commodities. The income a Fund receives from such commodity-related investments will generally not be qualifying income for purposes of the Fund satisfying the Income Requirement (as defined above under the heading “Taxes”). A Fund anticipates monitoring such commodity-related investments so as to keep the Fund’s non-qualifying income within acceptable limits of the Income Requirement. However, it is possible that such non-qualifying income will be more than anticipated which could cause a Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, such Fund would be subject to the rules described above.
Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments is currently uncertain and may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, a Fund must satisfy the Income Requirement. On May 1, 2017, the IRS published a series of revocations of private letter rulings that had been issued to RICs. In each of the revocations, at least one of the rulings requested in the original private letter ruling was that the income from a commodity-linked note was qualified income for the purposes of the Income Requirement. Although the original rulings were favorable, the IRS indicated in the revocations that the rulings were not in accord with the current views of the IRS. If, as a result of any adverse future legislation, Treasury Regulations, and/or guidance issued by the IRS, the income of a Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to U.S. federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit a Fund’s use of such derivative instruments.
Backup Withholding
By law, a Fund may be required to backup withhold a portion of your taxable dividends and sales proceeds unless you:
•provide your correct social security or taxpayer identification number,
•certify that this number is correct,
•certify that you are not subject to backup withholding, and
•certify that you are a U.S. person (including a U.S. resident alien).
A Fund also must backup withhold if the IRS instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors
This section applies to Non-U.S. investors.

Non-U.S. investors may be subject to U.S. federal withholding and estate tax and are subject to special U.S. federal tax certification requirements. Non-U.S. investors should consult their own tax advisors about the applicability of U.S. federal tax withholding and the use of the appropriate forms to certify their status.
In General. The United States imposes a flat 30% federal withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by a Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. federal withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital Gain Dividends. In general, capital gain dividends reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax.
Short-Term Capital Gain Dividends and Interest-Related Dividends. Short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), generally are not subject to U.S. federal withholding tax. Similarly, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources generally are not subject to U.S. federal withholding tax. “Qualified interest income” includes, in general, U.S. source (i) bank deposit interest, (ii) short-term original discount, (iii) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (iv) any interest-related dividend from another RIC. Each Fund reserves the right to not report amounts of short-term capital gain dividends or interest-related dividends. Additionally, a Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to Non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. federal withholding tax. Non-U.S. investors may be subject to U.S. federal withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a Non-U.S. investor, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or corporations and require the filing of a nonresident U.S. federal income tax returns.
Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. federal tax on disposition of a U.S. real property interest (“USRPI”) as if they were U.S. persons. Such gain is sometimes referred to as FIRPTA gain. A Fund may invest in equity securities of corporations that invest in USRPI, which may trigger FIRPTA gain to the Fund’s Non-U.S. investors.
The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHCs”). If a RIC is a qualified investment entity and the Non-U.S. investor owns more than 5% of a class of Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the Non-U.S. investor is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. federal withholding tax at a rate of 15%, and requiring the Non-U.S. investor to file a nonresident U.S. income tax return. In addition, even if the Non-U.S. investor does not own more than 5% of a class of Shares, but a Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2014 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2014 from a RIC to a Non-U.S. investor from the RIC’s direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.

U.S. Estate Tax. Transfers by gift of Shares by a Non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a Non-U.S. investor will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. federal estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.
U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to Non-U.S. investors both to avoid U.S. federal backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a Non-U.S. investor, you must provide an applicable Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, U.S. federal withholding as a resident of a country with which the United States has an income tax treaty. Certain payees and payments are exempt from U.S. federal backup withholding.
The tax consequences to a Non-U.S. investor entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. investors are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by a Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by a Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.
Effect of Future Legislation or Administrative Changes; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. investors may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their own tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.
FINANCIAL STATEMENTS
The Form N-CSR for the Sparkline Intangible Value ETF and Sparkline International Intangible Value ETF for the fiscal period/year ended May 31, 2025 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. When available, the annual report for the Sparkline US Small Cap Intangible Value ETF and Sparkline Emerging Markets Intangible Value ETF, will be incorporated by reference into this SAI. You may request a copy of a Fund’s Annual Report at no charge by calling (215) 330-4476, or through each Fund’s website at https://etf.sparklinecapital.com.

Appendix A
EA Advisers
Proxy Voting Policies and Procedures
PROXY VOTING POLICY
The Board has delegated authority to EA Advisers (the “Firm”) to vote all proxies relating to the securities held in the Fund’s portfolios in the best interest of Funds and their shareholders. The Firm has therefore adopted the following procedures for voting proxies on behalf of the Funds.
VOTING PROCEDURES
All employees will forward any proxy materials received on behalf of Funds to the Compliance Officer, who will determine which Fund holds the security to which the proxy relates.
Absent material conflicts, the Compliance Officer will determine how the Firm should vote the proxy in accordance with applicable voting guidelines, complete the proxy and direct that the proxy be submitted in a timely and appropriate manner.
DISCLOSURE
The Firm will provide conspicuously displayed information to the Funds summarizing this proxy voting policy and procedures, including a statement that the Funds may request information regarding how the Firm voted a Fund’s proxies, and that the Funds may request a copy of these policies and procedures. The Funds will disclose this Proxy Policy, or the Firm’s description of the Proxy Policy, to their shareholders by including it as an appendix to the Funds’ Statement of Additional Information (“SAI”) on Form N-1A.
VOTING GUIDELINES
In the absence of specific voting guidelines from the Funds, the Firm will vote proxies in the best interests of each particular Fund. The Firm’s policy is to vote all proxies from a specific issuer the same way for each Fund absent qualifying restrictions from a Fund. The Funds are permitted to place reasonable restrictions on the Firm’s voting authority in the same manner that they may place such restrictions on the actual selection of portfolio securities.
The Firm will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.
In reviewing proposals, the Firm will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. In general, much weight will be given to management’s recommendation on the proxy vote in the Firm’s decision making. The Firm may consider the opinions of independent proxy service providers, such as Institutional Shareholder Services, Inc. (“ISS”) in certain situations.
CONFLICTS OF INTEREST
The Firm will identify any conflicts that exist between the interests of the Firm and the Fund(s) by reviewing the relationship of the Firm with the issuer of each security to determine if the Firm or any of its employees has any financial, business or personal relationship with the issuer.
If a material conflict of interest exists, the Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected Fund(s), to give such Fund(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.
The Firm will maintain a record of the voting resolution of any conflict of interest.
REPORTING
The Firm will present to the Board a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. In accordance with its procedures, the Board will review the quarterly report to ensure compliance with the SEC Rules and this Policy, and will determine the steps and procedures, if any, that must be undertaken or adopted by the Firm to ensure further compliance with the relevant laws. Votes cast on behalf of the Funds will be compiled and transmitted to the Administrator, which will assist in preparing the Form N-PX report as required by the SEC.
A-1

RECORDKEEPING
The Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
1.These policies and procedures and any amendments;
2.A copy of each proxy statement that the Firm receives;
3.A record of each vote that the Firm casts;
4.Any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision.
A copy of each written request from a Fund for information on how the Firm voted such Fund’s proxies, and a copy of any written response.
A-2

PART C

OTHER INFORMATION

Item 28. Exhibits:

Unless noted otherwise, each of the following exhibits, each previously filed as an exhibit to a post-effective amendment to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493 and 811-22961) (“PEA”), is hereby incorporated herein by reference to the PEA stated below.

(a)	Articles of Incorporation.
(1)
Agreement and Declaration of Trust of EA Series Trust (the “Registrant”), previously filed as Exhibit (a)(1) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493 and 811-22961) on October 17, 2014.

	(2)	Restated Certificate of Trust of EA Series Trust, as filed with the office of the Secretary of State of Delaware on April 21, 2022, previously filed as Exhibit (a)(4) with PEA 120 on May 13, 2022.
(b)	By-laws.
(1)
By-laws of the Registrant, previously filed as Exhibit (b)(1) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493 and 811-22961) on October 17, 2014.

	(2)	Amended By-laws of the Registrant, previously filed as Exhibit (b) with PEA 275 on September 28, 2023.

(c)	Instruments Defining Rights of Security Holders.

	(1)	Agreement and Declaration of Trust
		(i)	Article III: Shares

		(ii)	Article V: Shareholders’ Voting Powers and Meetings

		(iii)	Article VI: Net Asset Value; Distributions; Redemptions; Transfers

		(iv)	Article VIII: Certain Transactions, Section 4

		(v)	Article X: Miscellaneous, Section 4

	(2)	By-Laws
		(i)	Article II: Meetings of Shareholders

		(ii)	Article VI: Records and Reports, Sections 1, 2, and 3

		(iii)	Article VII: General Matters, Sections 3, 4, 6, and 7

		(iv)	Article VIII: Amendments, Section 1

(d)	Investment Advisory Agreements.
	(1)	Empowered Funds, LLC
		(i)	Multiple Funds — Investment Advisory Agreement dated November 11, 2024, previously filed as Exhibit (d)(79) with PEA 399 on November 21, 2024.
		(A)	Amended Schedule A dated September 5, 2025, previously filed as Exhibit (d)(1)(i)(A) with PEA 530 on September 12, 2025.
		(B)	Amended Schedule A – to be filed by amendment.

(ii)
Alpha Architect ETFs — Investment Advisory Agreement dated September 6, 2024, with respect to the Alpha Architect US Equity ETF (AAUS), Alpha Architect International Equity ETF (AAGL), Alpha Architect 1-3 Year Box ETF (BOXS), Alpha Architect Intermediate-Term Treasury Bond ETF (BOXI), Alpha Architect Long-Term Treasury Bond ETF (BOXL), Alpha Architect Aggregate Bond ETF (BOXA), Alpha Architect Inflation-Protected Securities ETF (BOXP), and Alpha Architect Real Estate ETF (BOXR), previously filed as Exhibit (d)(88) with PEA 397 on November 14, 2024.

	(iii)	Alpha Blue Capital US Small-Mid Cap Dynamic ETF (ABCS) — Investment Advisory Agreement dated December 12, 2023, previously filed as Exhibit (d)(63) with PEA 318 on December 12, 2023.

(iv)
ARK 21 ETFs — Investment Advisory Agreement dated October 26, 2023, with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF (ARKA), ARK 21Shares Blockchain and Digital Economy Innovation ETF (ARKD), and ARK 21Shares Active Ethereum Futures Strategy ETF (ARKZ), previously filed as Exhibit (d)(57) with PEA 295 on October 31, 2023.

	(A)	ARK 21Shares Active Bitcoin Futures Cayman Ltd. — Management Agreement with Empowered Funds, LLC, dated November 4, 2023, previously filed as Exhibit (d)(66) with PEA 304 on November 7, 2023.
	(B)	ARK 21Shares Active Ethereum Futures Cayman Ltd. — Management Agreement with Empowered Funds, LLC, dated November 4, 2023, previously filed as Exhibit (d)(67) with PEA 304 on November 7, 2023.

	(vi)	Coastal Compass 100 ETF (ROPE) — Investment Advisory Agreement dated September 6, 2024, previously filed as Exhibit (d)(86) with PEA 398 on November 19, 2024.

	(vii)	Draco AI Evolution ETF (DRAI) — Investment Advisory Agreement dated June 24, 2024, previously filed as Exhibit (d)(74) with PEA 353 on June 26, 2024.

(viii)
Sparkline ETFs — Investment Advisory Agreement dated September 4, 2024, with respect to the Sparkline International Intangible Value ETF (DTAN), Sparkline US Small Cap Intangible Value ETF (STAN), and Sparkline Emerging Markets Intangible Value ETF (ETAN), previously filed as Exhibit (d)(74) with PEA 372 on September 6, 2024.

	(ix)	Stance Sustainable Beta ETF (CHGX) — Investment Advisory Agreement dated September 4, 2024, previously filed as Exhibit (d)(81) with PEA 357 on September 13, 2024.

	(x)	StockSnips AI-Powered Sentiment US All Cap ETF (NEWZ) — Investment Advisory Agreement dated March 9, 2024, previously filed as Exhibit (d)(55) with PEA 342 on April 8, 2024.

(2)	Alpha Architect, LLC
(i)
Multiple Funds — Investment Sub-Advisory Agreement dated June 21, 2024, with respect to the Alpha Architect U.S. Quantitative Value ETF (QVAL), Alpha Architect International Quantitative Value ETF (IVAL), Alpha Architect U.S. Quantitative Momentum ETF (QMOM), Alpha Architect International Quantitative Momentum ETF (IMOM), Alpha Architect Global Factor Equity ETF (AAVM), and Alpha Architect High Inflation and Deflation ETF (HIDE), previously filed as Exhibit (d)(88) with PEA 364 on August 16, 2024.

(A)
Amended Schedule A with respect to Alpha Architect US Equity ETF (AAUS), Alpha Architect International Equity ETF (AAGL), Alpha Architect US Equity 2 ETF (AAEQ), and Alpha Architect US Equity Growth ETF (AAGW), previously filed as Exhibit (d)(1)(i)(A) with PEA 530 on September 12, 2025.

(ii)
Multiple Funds — Investment Sub-Advisory Agreement dated September 6, 2024, with respect to the Alpha Architect 1-3 Year Box ETF (BOXS), Alpha Architect Intermediate-Term Treasury Bond ETF (BOXI), Alpha Architect Long-Term Treasury Bond ETF (BOXL), Alpha Architect Aggregate Bond ETF (BOXA), Alpha Architect Inflation-Protected Securities ETF (BOXP), and Alpha Architect Real Estate ETF (BOXR), previously filed as Exhibit (d)(90) with PEA 397 on November 14, 2024.

(iii)
Multiple Funds — Investment Sub-Advisory Agreement with respect to Alpha Architect 1-3 Month Box ETF (BOXX) and Alpha Architect Tail Risk ETF (CAOS), previously filed as Exhibit (d)(2)(iii) with PEA 530 on September 12, 2025.

(3)
Alpha Blue Capital Management LP — Investment Sub-Advisory Agreement dated December 12, 2023, with respect to Alpha Blue Capital US Small-Mid Cap Dynamic ETF (ABCS), previously filed as Exhibit (d)(64) with PEA 318 on December 12, 2023.

(4)
Altrius Capital Management, Inc. — Investment Sub-Advisory Agreement dated September 26, 2022, with respect to the Altrius Global Dividend ETF (DIVD), previously filed as Exhibit (d)(45) with PEA 174 on September 26, 2022.

(5)
Amplius ETF Advisors, LLC — Investment Sub-Advisory Agreement dated April 25, 2025, with respect to the Amplius Aggressive Allocation ETF (AAAA), previously filed as Exhibit (d)(100) with PEA 473 on April 25, 2025.

(6)
Angel Oak Advisors, LLC — Investment Sub-Advisory Agreement dated July 21, 2023, with respect to the Strive Total Return Bond ETF (STXT) and Strive Enhanced Income Short Maturity ETF (BUXX), previously filed as Exhibit (d)(48) with PEA 257 on August 4, 2023.

(7)	AOT Invest LLC — Investment Sub-Advisory Agreement dated June 17, 2022, with respect to the AOT Growth and Innovation ETF (AOTG), previously filed as Exhibit (d)(37) with PEA 134 on June 22, 2022.

(8)	Argent Capital Management
(i) Argent Mid Cap ETF (AMID) — Investment Sub-Advisory Agreement dated June 17, 2022, previously filed as Exhibit (d)(35) with PEA 153 on August 15, 2022.
(ii)
Argent Focused Small Cap ETF (ALIL) and Argent Large Cap ETF (ABIG) — Amended Investment Sub-Advisory Agreement dated February 7, 2025, previously filed as Exhibit (d)(19)(i) with PEA 456 on March 20, 2025.

(9)	Arin Risk Advisors, LLC
(i)
Alpha Architect ETFs — Investment Sub-Advisory Agreement dated November 4, 2022, with respect to the Alpha Architect Tail Risk ETF (CAOS) and Alpha Architect 1-3 Month Box ETF (BOXX) previously filed as Exhibit (d)(53) with PEA 191 on November 10, 2022.

(A)
Amended Schedule A dated September 6, 2024, with respect to the Alpha Architect 1-3 Year Box ETF (BOXS), Alpha Architect Intermediate-Term Treasury Bond ETF (BOXI), Alpha Architect Long-Term Treasury Bond ETF (BOXL), Alpha Architect Aggregate Bond ETF (BOXA), Alpha Architect Inflation-Protected Securities ETF (BOXP), and Alpha Architect Real Estate ETF(BOXR), previously filed as Exhibit (d)(33)(i) with PEA 397 on November 14, 2024.

(ii) Arin Tactical Tail Risk ETF (ATTR) — Investment Sub-Advisory Agreement, previously filed as Exhibit (d)(9)(ii) with PEA 526 on August 29, 2025.

(iii) BufferLABS US Equity Dynamic Buffer ETF (BFLB) — Investment Sub-Advisory Agreement dated September 5, 2025, previously filed as Exhibit (d)(9)(iii) with PEA 534 on September 22, 2025.
(iv)
Castellan ETFs — Investment Sub-Advisory Agreement dated June 6, 2025, with respect to the Castellan Targeted Equity ETF (CTEF) and Castellan Targeted Income ETF (CTIF), previously filed as Exhibit (d)(110) with PEA 501 on June 9, 2025.

(v) MRBL ETFs — Investment Sub-Advisory Agreement dated January 10, 2025, with respect to the MRBL Enhanced Equity ETF (EDGE), previously filed as Exhibit (d)(93) with PEA 425 on January 15, 2025.

(10)	ARK Investment Management LLC
(i)
Multiple Funds — Form of Sub-Subadvisory Agreement dated October 30, 2023, with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF (ARKA), ARK 21Shares Blockchain and Digital Economy Innovation ETF (ARKD), and ARK 21Shares Active Ethereum Futures Strategy ETF (ARKZ), previously filed as Exhibit (d)(65) with PEA 295 on October 31, 2023.

(ii)
ARK 21Shares Active Bitcoin Futures Strategy ETF (ARKA) — Sub-Subadvisory Agreement dated October 30, 2023, between Empowered Funds, LLC, 21Shares US LLC and ARK Investment Management LLC on behalf of ARK 21Shares Active Bitcoin Futures Cayman Ltd,, previously filed as Exhibit (d)(70) with PEA 304 on November 7, 2023.

(iii)
ARK 21Shares Active Ethereum Futures Strategy ETF (ARKZ) — Sub-Subadvisory Agreement dated October 30, 2023, between Empowered Funds, LLC, 21Shares US LLC and ARK Investment Management LLC on behalf of ARK 21Shares Active Ethereum Futures Cayman Ltd, previously filed as Exhibit (d)(71) with PEA 304 on November 7, 2023.

(11)
ARS Investment Partners, LLC — Investment Sub-Advisory Agreement dated April 25, 2025, with respect to the ARS Core Equity Portfolio ETF and ARS Focused Opportunities Strategy ETF (AFOS), previously filed as Exhibit (d)(105) with PEA 493 on May 30, 2025.

(12)
Astoria Portfolio Advisors, LLC — Investment Sub-Advisory Agreement dated June 9, 2023, with respect to Astoria US Equal Weight Quality Kings ETF (ROE), previously filed as Exhibit (d)(47) with PEA 255 on July 24, 2023.

(i)
Amended Schedule A dated April 25, 2025, with respect to the Astoria US Quality Growth Kings ETF (GQQQ), Astoria International Quality Growth Kings ETF (IROE), Astoria US Small Cap Quality Growth Kings ETF (SROE), EA Astoria Dynamic Core US Fixed Income ETF (AGGA), and Astoria US Enhanced Core Equity ETF (LCOR), previously filed as Exhibit (d)(47) with PEA 481 on May 7, 2025.

(13)	Bastion Fiduciary, LLC — Investment Sub-Advisory Agreement dated February 7, 2025, with respect to the Bastion Energy ETF (BESF), previously filed as Exhibit (d)(98) PEA 443 on February 18, 2025.

(14)	Beacon Capital Management, Inc. — Investment Sub-Sub-Advisory Agreement dated August 1, 2025, with respect to the EA Astoria Dynamic Core US Fixed Income ETF (AGGA), to be filed by amendment.

(15)
Bridges Capital, LLC — Investment Sub-Advisory Agreement dated March 27, 2023, with respect to the Bridges Capital Tactical Equity (BDGS), previously filed as Exhibit (d)(57) with PEA 227 on April 5, 2023.

(16)
Bridgeway Capital Management, LLC — Investment Sub-Advisory Agreement dated June 17, 2022, with respect to the EA Bridgeway Blue Chip ETF (BBLU), previously filed as Exhibit (d)(41) with PEA 231 on April 19, 2023.

(i) Amended Schedule A dated September 26, 2022, with respect to the EA Bridgeway Omni Small-Cap Value ETF (BSVO), previously filed as Exhibit (d)(41)(i) with PEA 199 on December 19, 2022.

(17)	The Burney Company
(i) Burney U.S. Factor Rotation ETF (BRNY) — Investment Sub-Advisory Agreement dated September 26, 2022, previously filed as Exhibit (d)(49) with PEA 180 on October 7, 2022.
(ii) Burney U.S. Equity Select ETF (BRES) —Investment Sub-Advisory Agreement dated July 18, 2025, previously filed as Exhibit (d)(29)(i) with PEA 525 on August 22, 2025

(18)
Cambria Investment Management, L.P. — Investment Sub-Advisory Agreement dated September 6, 2024, with respect to the Cambria Global Shareholder Yield ETF (AYLD), Cambria Tax Aware ETF (TAX), and Cambria Endowment Style ETF (ENDW), previously filed as Exhibit (d)(85) with PEA 382 on October 1, 2024.

(i)
Amended Schedule A dated April 25, 2025, with respect to the Cambria Global Equal Weight ETF (GEW) and Cambria US Equal Weight ETF (USEW), previously filed as Exhibit (d)(85) with PEA 498 on June 4, 2025.

(19)
Castellan Group, LLC — Investment Sub-Advisory Agreement dated June 6, 2025, with respect to the Castellan Targeted Equity ETF (CTEF) and Castellan Targeted Income ETF (CTIF), previously filed as Exhibit (d)(109) with PEA 501 on June 9, 2025.

(20)
City Different Investments — Investment Sub-Advisory Agreement dated July 18, 2025, with respect to the City Different Investments SMID Cap Core Equity ETF (CDSM) and City Different Investments Global Equity ETF (CDIG), previously filed as Exhibit (d)(20) with PEA 529 on September 10, 2025.

(21)
Cloverpoint, LLC — Investment Sub-Advisory Agreement dated April 25, 2025, with respect to the Cloverpoint Core Alpha US ETF (CAUS), Cloverpoint Core Alpha International ETF (CAIN), Cloverpoint Core Alpha Global ETF (CAGB), and Cloverpoint Core Alpha Power Evolution ETF (CAPF), previously filed as Exhibit (d)(106) with PEA 505 on June 13, 2025.

(22)
Coastal Equity Management, LLC — Investment Sub-Advisory Agreement dated September 6, 2024, with respect to the Coastal Compass 100 ETF (ROPE), previously filed as Exhibit (d)(87) with PEA 398 on November 19, 2024.

(23)
Concourse Capital Advisors, LLC — Investment Sub-Advisory Agreement dated June 6, 2025, with respect to the Concourse Capital Focused Equity ETF (CCFE), previously filed as Exhibit (d)(104) with PEA 499 on June 6, 2025.

(24)	Dakota Wealth, LLC — Investment Sub-Advisory Agreement dated April 25, 2025, with respect to the Dakota Active Equity ETF (DAK), previously filed as Exhibit (d)(107) with PEA 508 on June 20, 2025.

(25)	Dividend Assets Capital, LLC — Investment Sub-Advisory Agreement dated [ ], with respect to the DAC 3D Dividend Growth ETF ([ ]) - to be filed by amendment.

(26)	Draco Evolution Corp. — Investment Sub-Advisory Agreement dated June 24, 2024, with respect to the Draco AI Evolution ETF (DRAI), previously filed as Exhibit (d)(75) with PEA 353 on June 26, 2024.

(27)
Euclidean Technologies Management, LLC — Investment Sub-Advisory Agreement dated March 27, 2023, with respect to the Euclidean Fundamental Value ETF (ECML) previously filed as Exhibit (d)(55) with PEA 228 on April 6, 2023.

(28)
Freedom Day Solutions, LLC — Investment Sub-Advisory Agreement dated April 30, 2021, with respect to the Freedom Day Dividend ETF (MBOX), previously filed as Exhibit (d)(11) with PEA 67 on May 3, 2021.

(29)	Gadsden, LLC — Investment Sub-Advisory Agreement dated October 31, 2020, with respect to Gadsden Dynamic Multi-Asset ETF (GDMA), previously filed as Exhibit (d)(6) with PEA 41 on November 23, 2020.

(30)
GuruFocus Investments, LLC — Investment Sub-Advisory Agreement dated December 13, 2021, with respect to the Guru Favorite Stocks ETF (GFGF), previously filed as Exhibit (d)(23) with PEA 99 on December 14, 2021.

(31)
Honeytree Investment Management Ltd. — Investment Sub-Advisory Agreement dated June 9, 2023, with respect to the Honeytree U.S. Equity ETF (BEEZ), previously filed as Exhibit (d)(62) with PEA 300 on November 1, 2023.

(32)
Intelligent Alpha — Investment Sub-Advisory Agreement dated September 6, 2024, with respect to the Intelligent Livermore ETF (LIVR), Intelligent Omaha ETF (AIWB), Intelligent Equal Select ETF (ALPA), Intelligent Tech Focus ETF (QQAI), and Intelligent Small Cap Select ETF (AISM), previously filed as Exhibit (d)(78) with PEA 373 on September 10, 2024.

(33)	JLens — Investment Sub-Advisory Agreement dated November 11, 2024, with respect to the JLens 500 Jewish Advocacy U.S. ETF (TOV), previously filed as Exhibit (d)(80) with PEA 405 on November 25, 2024.

(34)
Keating Investment Counselors, Inc — Investment Sub-Advisory Agreement dated December 12, 2023, with respect to the Keating Active ETF (KEAT), previously filed as Exhibit (d)(73) with PEA 328 on February 9, 2024.

(35)
Madison Avenue Financial Solutions, LLC — Investment Sub-Advisory Agreement dated October 31, 2023 with respect to the TBG Dividend Focus ETF (TBG), previously filed as Exhibit (d)(54) with PEA 301on November 2, 2023.

(36)	Manzil Inc. — Investment Sub-Advisory Agreement with respect to the Manzil Russell Halal USA Broad Market ETF (MNZL) – to be filed by amendment.

(37)
MarketDesk Indices, LLC — Investment Sub-Advisory Agreement dated September 15, 2023, with respect to the MarketDesk Focused U.S. Dividend ETF (FDIV), previously filed as Exhibit (d)(50) with PEA 273 on September 15, 2023.

(i) Amended Schedule A dated February 7, 2025 with respect to MarketDesk Focused U.S. Momentum ETF (FMTM), previously filed as Exhibit (d)(48)(a) with PEA 449 on March 4, 2025.

(38)
Matrix Asset Advisors, Inc. — Investment Sub-Advisory Agreement dated November 11, 2024, with respect to the Matrix Advisors Value ETF (MAVF), previously filed as Exhibit (d)(95) with PEA 419 on December 23, 2024.

(39)
McCarthy & Cox Retirement & Estate Specialists, LLC — Investment Sub-Advisory Agreement dated February 7, 2025, with respect to the MC Trio Buffered ETF (TRIO), previously filed as Exhibit (d)(99) with PEA 444 on February 21, 2025.

(40)
Militia Investments, LLC — Investment Sub-Advisory Agreement dated December 16, 2024, with respect to the Militia Long/Short Equity ETF (ORR), previously filed as Exhibit (d)(91) with PEA 418 on December 23, 2024.

(41)	MKAM ETF LLC — Investment Sub-Advisory Agreement dated March 27, 2023, with respect to the MKAM ETF (MKAM) previously filed as Exhibit (d)(59) with PEA 229 on April 6, 2023.

(42)
Morgan Dempsey Capital Management, LLC — Investment Sub-Advisory Agreement dated March 27, 2023, with respect to the Morgan Dempsey Large Cap Value ETF (MDLV), previously filed as Exhibit (d)(61) with PEA 231 on April 19, 2023.

(43)
MRBL Management, LLC — Investment Sub-Advisory Agreement dated January 10, 2025, with respect to the MRBL Enhanced Equity ETF (EDGE), previously filed as Exhibit (d)(92) with PEA 425 on January 15, 2025.

(44)
NextGen EMP, Inc. — Investment Sub-Advisory Agreement dated November 11, 2024, with respect to the Efficient Market Portfolio Plus ETF (EMPB) and Efficient Market Portfolio Long ETF (EMPL), previously filed as Exhibit (d)(97) with PEA 409 on December 6, 2024.

(45)
Ogard Capital Market Research, LLC — Investment Sub-Advisory Agreement with respect to the BufferLABS US Equity Dynamic Buffer ETF (BFLB), previously filed as Exhibit (d)(45) with PEA 534 on September 22, 2025.

(46)
Orcam Financial Group, LLC — Investment Sub-Advisory Agreement dated September 15, 2021, with respect to the Discipline Fund ETF (DSCF), previously filed as Exhibit (d)(21) with PEA 86 on September 15, 2021.

(i) Amended Investment Sub-Advisory Agreement with respect to the Defined Duration 5 ETF and Defined Duration 20 ETF – to be filed by amendment.

(47)	Rainwater Equity, LLC — Investment Sub-Advisory Agreement dated April 25, 2025, with respect to the Rainwater Equity ETF (RW), previously filed as Exhibit (d)(102) with PEA 483 on May 9, 2025.

(48)
Relative Sentiment Technologies, LLC — Investment Sub-Advisory Agreement dated March 18, 2022, with respect to the Relative Sentiment Tactical Allocation ETF (MOOD), previously filed as Exhibit (d)(33) with PEA 115 on April 1, 2022.

(49)
Research Affiliates, LLC — Investment Sub-Advisory Agreement dated June 6, 2025, with respect to the RACWI US ETF (RAUS) and Research Affiliates Deletions ETF (NIXT), previously filed as Exhibit (d)(108) with PEA 507 on June 18, 2025.

(50)
The Rock Creek Group, LP — Investment Sub-Advisory Agreement dated February 7, 2025, with respect to the RockCreek Global Equality ETF (RCGE), previously filed as Exhibit (d)(96) with PEA 441 on February 14, 2025.

(51)
Sarmaya Partners, LLC — Investment Sub-Advisory Agreement dated January 10, 2025, with respect to the Sarmaya Thematic ETF (LENS), was previously filed as Exhibit (d)(83) with PEA 433 on January 24, 2025.

(52)
Sepio Capital, L.P. — Investment Sub-Advisory Agreement dated March 7, 2025, with respect to the Bushido Capital US Equity ETF (SMRI) and Bushido Capital US SMID Cap Equity ETF (RNIN), previously filed as Exhibit (d)(43) with PEA 468 on April 10, 2025.

(53)
Sequoia Financial Group, LLC — Investment Sub-Advisory Agreement dated March 7, 2025, with respect to the CCM Global Equity ETF (CCMG), previously filed as Exhibit (d)(110) with PEA 461 on March 27, 2025.

(54)	Smart Money Group, LLC — Investment Sub-Advisory Agreement dated February 7, 2025, with respect to the Yoke Core ETF (YOKE), previously filed as Exhibit (d)(94) with PEA 439 on February 7, 2025.

(55)	Sparkline Capital LP
	(i)	Sparkline Intangible Value ETF (ITAN) — Investment Sub-Advisory Agreement dated June 22, 2021, previously filed as Exhibit (d)(15) with PEA 67 on June 23, 2021.
	(A)	Amended Schedule A dated September 6, 2024, previously filed as Exhibit (d)(9)(i) with PEA 372 on September 6, 2024.
(ii)
Multiple Funds — Investment Sub-Advisory Agreement dated September 4, 2024, with respect to the Sparkline International Intangible Value ETF (DTAN), Sparkline US Small Cap Intangible Value ETF (STAN), and Sparkline Emerging Markets Intangible Value ETF (ETAN), previously filed as Exhibit (d)(75) with PEA 372 on September 6, 2024.

(56)
Stance Capital, LLC — Investment Sub-Advisory Agreement dated September 6, 2024, with respect to the Stance Sustainable Beta ETF (CHGX), previously filed as Exhibit (d)(81) with PEA 357 on September 13, 2024.

(57)
Stock Snips, Inc. — Investment Sub-Advisory Agreement dated March 9, 2024, with respect to StockSnips AI-Powered Sentiment US All Cap ETF (NEWZ), as previously filed as Exhibit (d)(56) with PEA 342 on April 8, 2024.

(58)
Strive Asset Management, LLC — Investment Sub-Advisory Agreement dated July 26, 2022, with respect to the Strive U.S. Energy ETF (DRLL), Strive U.S. Semiconductor ETF (SHOC), Strive U.S. Technology ETF (STXT) and Strive Emerging Ex-China ETF (STXE), previously filed as Exhibit (d)(43) with PEA 146 on August 4, 2022.

	(i)	Amended Schedule A dated June 7, 2024, with respect to the Strive International Developed Markets ETF (STXI), previously filed as Exhibit (d)(27)(i) with PEA 351 on June 11, 2024.
	(ii)	Amended Schedule A with respect to the Strive Bitcoin Bond ETF – to be filed by amendment.

(59)
Suncoast Equity Management, LLC — Investment Sub-Advisory Agreement dated April 25, 2025, with respect to the Suncoast Select Growth ETF (SEMG), previously filed as Exhibit (d)(103) with PEA 482 on May 7, 2025.

(60)	Towle & Co. — Investment Sub-Advisory Agreement dated June 6, 2025, with respect to the Towle Value ETF (TCV), previously filed as Exhibit (d)(114) with PEA 513 on July 11, 2025.

(61)
Warren Street Wealth Advisors — Investment Sub-Advisory Agreement with respect to the Warren Street Global Equity ETF (WSGE) and Warren Street Global Bond ETF (WSGB), previously filed as Exhibit (d)(61) with PEA 537 on September 24, 2025.

(62)
White Wolf Capital Advisors, LLC — Investment Sub-Advisory Agreement dated September 9, 2023, with respect to the WHITEWOLF Publicly Listed Private Equity ETF (LBO) and WHITEWOLF Commercial Real Estate Finance Income ETF (CREF), previously filed as Exhibit (d)(52) with PEA 278 on October 3, 2023.

(63)
21Shares — Investment Sub-Advisory Agreement dated October 26, 2023, with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF (AKRA), ARK 21Shares Blockchain and Digital Economy Innovation ETF (ARKD), and ARK 21Shares Active Ethereum Futures Strategy ETF (ARKZ), previously filed as Exhibit (d)(58) with PEA 295 on October 31, 2023.

	(i)	ARK 21Shares Active Bitcoin Futures Cayman Ltd - Sub-Advisory Agreement with 21Shares US LLC, dated October 30, 2023, previously filed as Exhibit (d)(68) with PEA 304 on November 7, 2023.

		(ii)	ARK 21Shares Active Ethereum Futures Cayman Ltd - Sub-Advisory Agreement with 21Shares US LLC, dated October 30, 2023, previously filed as Exhibit (d)(69) with PEA 304 on November 7, 2023.

(e)	Underwriting Contracts.
	(1)	ALPS Distributors, Inc.
		(i)	Distribution Agreement dated October 14, 2024, previously filed as Exhibit (e)(3) with PEA 388 on October 24, 2024.
		(A)	Amended Appendix A dated February 12, 2025, previously filed as Exhibit (e)(3)(i) with PEA 441 on February 14, 2025.
		(ii)	Form of Authorized Participant Agreement, previously filed as Exhibit (e)(4) with PEA 382 on October 1, 2024.

	(2)	Quasar Distributors, LLC
(i)
Distribution Agreement dated October 8, 2014, previously filed as Exhibit (e)(1) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493, 811-22961) on October 17, 2014.

		(A)	Novation Agreement dated March 31, 2020, previously filed as Exhibit (e)(1)(i) with PEA 30 on July 22, 2020.
		(B)	Novation Agreement, previously filed as Exhibit (e)(1)(ii) with PEA 86 on September 15, 2021.
		(C)	Amended Schedule A dated June 6, 2025, previously filed as Exhibit (e)(1)(iii) with PEA 505 on June 13, 2025.
(ii)
Form of Authorized Participant Agreement, previously filed as Exhibit (e)(2) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493, 811-22961) on October 17, 2014.

	(3)	Pine Distributors LLC
		(i)	Distribution Agreement dated August 1, 2025, previously filed as Exhibit (e)(3)(i) with PEA 529 on September 10, 2025.
		(ii)	Form of Authorized Participant Agreement, previously filed as Exhibit (e)(3)(ii) with PEA 529 on September 10, 2025.

(f)	Bonus or Profit Sharing Contracts — Not applicable.

(g)	Custodian Agreements
(1)
Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit (g)(1) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493, 811-22961) on October 17, 2014.

		(i)	Thirtieth Amendment and Amended Exhibit C, previously filed as Exhibit g(1)(i) with PEA 254 on July 21, 2023.
		(ii)	Forty-Ninth Amendment and Amended Exhibit B, previously filed as Exhibit (g)(1)(ii) with PEA 530 on September 12, 2025.

(h)	Other Material Contracts.
(1)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit.(h)(1) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493, 811-22961) on October 17, 2014.

		(i)	Thirtieth Amendment and Amended Exhibit B, previously filed as Exhibit (h)(1)(i) with PEA 254 on July 21, 2023.
		(ii)	Forty-Ninth Amendment and Exhibit A, previously filed as Exhibit (h)(1)(ii) with PEA 530 on September 12, 2025.

(2)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit (h)(2) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493, 811-22961) on October 17, 2014.

	(i)	Thirtieth Amendment and Amended Exhibit C, previously filed as Exhibit (h)(2)(i) with PEA 254 on July 21, 2023.
	(ii)	Forty-Ninth Amendment and Amended Exhibit A, previously filed as Exhibit (h)(2)(ii) with PEA 530 on September 12, 2025.

(3)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit (h)(3) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493, 811-22961) on October 17, 2014.

	(i)	Thirtieth Amendment and Amended Exhibit B, previously filed as Exhibit (h)(3)(i) with PEA 254 on July 21, 2023.
	(ii)	Forty-Ninth Amendment and Amended Exhibit A, previously filed as Exhibit (h)(3)(ii) with PEA 530 on September 12, 2025.

(4)	Index Licensing Agreements.
	(i)	Freedom 100 Emerging Markets ETF (FRDM)
	(A)	Index License Agreement dated May 6, 2019, previously filed as Exhibit (h)(5) with PEA 17 on May 17, 2019.
	(B)	Sublicense Agreement dated May 17, 2019, previously filed as Exhibit (h)(6) with PEA 17 on May 17, 2019.

	(ii)	JLens 500 Jewish Advocacy U.S. ETF (TOV) - License Agreement dated November 11, 2024, previously filed as Exhibit (h)(29) on November 25, 2024.

	(iii)	Manzil Russell Halal USA Broad Market ETF (MNZL) - License Agreement - to be filed by amendment.

	(iv)	RACWI US ETF (RAUS) - Sublicense Agreement dated June 6, 2025, previously filed as Exhibit (h)(27) with PEA 507 on June 18, 2025.

	(v)	Research Affiliates Deletions ETF (NIXT) - Sublicense Agreement dated June 7, 2024, previously filed as Exhibit (h)(26) with PEA 370 on September 3, 2024.

	(vi)	Stance Sustainable Beta ETF (CHGX) - Index License Agreement dated September 12, 2024, previously filed as Exhibit (h)(28) with PEA 375 on September 13, 2024.

	(vii)	Strive ETFs
(A)
Empowered Funds, LLC - Master Index Services License Agreement dated October 25, 2022, with Bloomberg Index Services Limited, on behalf of the Strive 1000 Growth ETF (STXG), Strive 1000 Value ETF (STXV), Strive Small-Cap ETF (STXK), Strive 1000 Dividend Growth ETF (STXD) and Strive Natural Resources and Security ETF (FTWO), previously filed as Exhibit (h)(21) with PEA 188 on November 4, 2022.

(B)
Strive Asset Management, LLC - Master Index Services License Agreement dated October 3, 2022, with Bloomberg Index Services Limited, on behalf of the Strive 1000 Growth ETF (STXG), Strive 1000 Value ETF (STXV), Strive Small-Cap ETF (STXK), Strive 1000 Dividend Growth ETF (STXD) and Strive Natural Resources and Security ETF (FTWO), previously filed as Exhibit (h)(22) with PEA 188 on November 4, 2022.

	(1)	Amended Service Schedule dated October 6, 2022, on behalf of the Strive 500 ETF (STRV), previously filed as Exhibit (h)(27) with PEA 332 on March 11, 2024.
	(2)	Amended Service Schedule dated March 13, 2024, on behalf of the Strive U.S. Semiconductor ETF (SHOC), previously filed as Exhibit (h)(29) with PEA 332 on March 11, 2024.
	(3)	Amended Service Schedule dated March 1, 2024, on behalf of the Strive Mid-Cap ETF (STXM), previously filed as Exhibit (h)(23) with PEA 332 on March 11, 2024.

(5)	Fee Waiver Agreements.
(i)
Alpha Architect ETFs - Fee Waiver Agreement with respect to Alpha Architect 1-3 Year Box ETF (BOXS), Alpha Architect Intermediate-Term Treasury Bond ETF (BOXI), Alpha Architect Long-Term Treasury Bond ETF (BOXL), Alpha Architect Aggregate Bond ETF (BOXA), Alpha Architect Inflation-Protected Securities ETF (BOXP), and Alpha Architect Real Estate ETF (BOXR), previously filed as Exhibit (h)(31) with PEA 397 on November 14, 2024.

	(ii)	Alpha Architect High Inflation and Deflation ETF (HIDE) - Fee Waiver Agreement, previously filed as Exhibit (h)(20) with PEA 192 on November 15, 2022.

	(iii)	Alpha Architect Tail Risk ETF (CAOS) - Fee Waiver Agreement, previously filed as Exhibit (h)(5)(iii) with PEA 530 on September 12, 2025.

	(iv)	Alpha Architect 1-3 Month Box ETF (BOXX) - Fee Waiver Agreement, previously filed as Exhibit (h)(24) with PEA 193 on November 15, 2022.

	(v)	Amplius Aggressive Asset Allocation ETF (AAAA) - Fee Waiver Agreement, previously filed as Exhibit (h)(3) with PEA 473 on April 25, 2025.

	(vi)	AOT Growth and Innovation ETF (AOTG) - Fee Waiver Agreement, previously filed as Exhibit (h)(19) with PEA 275 on September 28, 2023.

	(vii)	Arin Tactical Tail Risk ETF (ATTR) - Fee Waiver Agreement, previously filed as Exhibit (h)(5)(vii) with PEA 526 on August 29, 2025.

(viii)
ARK 21Shares ETFs - Fee Waiver Agreement with respect to ARK 21Shares Active Bitcoin Futures Strategy ETF (ARKA) and ARK 21Shares Active Ethereum Futures Strategy ETF (ARKZ), previously filed as Exhibit (h)(28) with PEA 342 on April 8, 2024.

	(ix)	CCM Global Equity ETF (CCMG) - Fee Waiver Agreement, previously filed as Exhibit (h)(18) with PEA 308 on November 21, 2023.

	(x)	Discipline Fund ETF (DSCF) - Fee Waiver Agreement, previously filed as Exhibit (h)(22) with PEA 313 on November 28, 2023.

	(xi)	Keating Active ETF (KEAT) - Fee Waiver Agreement, previously filed as Exhibit (h)(20) with PEA 328 on February 9, 2024.

	(xii)	Research Affiliates Deletions ETF (NIXT) - Fee Waiver Agreement, previously filed as Exhibit (h)(27) with PEA 370 on September 3, 2024.

	(xiii)	Yoke Core ETF (YOKE) - Fee Waiver Agreement, previously filed as Exhibit (h)(32) with PEA 439 on February 7, 2025.

(6)	12d1-4 Fund of Fund Investment Agreements

		(i)	American Century ETF Trust - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(i) with PEA 529 on September 10, 2025.
		(A)	Amended Appendix A, previously filed as Exhibit (h)(6)(i)(A) with PEA 529 on September 10, 2025.

		(ii)	Cambria ETF Trust - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(ii) with PEA 529 on September 10, 2025.

		(iii)	Dimensional ETF Trust - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(iii) with PEA 529 on September 10, 2025.

		(iv)	ETF Series Solutions
		(A)	Fund of Funds Investment Agreement with respect to the Acquirers Small and Micro Deep Value ETF (DEEP), previously filed as Exhibit (h)(6)(iv)(A) with PEA 529 on September 10, 2025.
		(B)	Fund of Funds Investment Agreement with respect to the Distillate U.S. Fundamental Stability & Value ETF (DSTL), previously filed as Exhibit (h)(6)(iv)(B) with PEA 529 on September 10, 2025.

		(v)	GraniteShares ETF Trust - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(v) with PEA 529 on September 10, 2025.

		(vi)	Tidal Trust I - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(vi) with PEA 529 on September 10, 2025.

		(vii)	Tidal Trust II - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(vii) with PEA 529 on September 10, 2025.

		(viii)	Trailmark Series Trust - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(viii) with PEA 529 on September 10, 2025.

		(ix)	WisdomTree Trust - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(ix) with PEA 529 on September 10, 2025.
		(A)	Amended Appendix A, previously filed as Exhibit (h)(6)(ix)(A) with PEA 529 on September 10, 2025.

		(x)	360 Funds - Fund of Funds Investment Agreement, previously filed as Exhibit (h)(6)(x) with PEA 529 on September 10, 2025.

	(7)	Loan Agreement
		(i)	Loan Agreement between EA Series Trust and U.S. Bank National Association, previously filed as Exhibit (h)(26) with PEA 328 on February 9, 2024.
		(A)	First Amendment, previously filed as Exhibit (h)(22)(a) with PEA 406 on November 26, 2024.

(i)	Opinion and Consent of Counsel – to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm – Filed Herewith.

(k)	Omitted Financial Statements — Not applicable.

(l)	Initial Capital Agreement, previously filed as Exhibit (l) with PEA 2 on January 28, 2016.

(m)	Rule 12b-1 Plan.

(1)
Distribution Plan pursuant to Rule 12b-1, previously filed as Exhibit (m)(1) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493, 811-22961) on October 17, 2014, is hereby incorporated by reference.

(i) Amended Schedule I to the Distribution Plan, dated June 6, 2025, previously filed as Exhibit (m)(1)(i) with PEA 501 on June 9, 2025.

(ii) Amended Schedule I to the Distribution Plan, previously filed as Exhibit (m)(1)(ii) with PEA 530 on September 12, 2025.

(n)	Rule 18f-3 Plan — Not applicable.

(o)	Reserved.

(p)	Code of Ethics.
(1)
EA Series Trust - Code of Ethics, previously filed as Exhibit (p)(1) with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-195493, 811-22961) on October 17, 2014.

	(2)	Empowered Funds, LLC - Code of Ethics, previously filed as Exhibit (p)(2) with PEA 397 on November 14, 2024.

	(3)	Alpha Architect, LLC - Code of Ethics, previously filed as Exhibit (p)(36) with PEA 364 on August 16, 2024.

	(4)	Alpha Blue Capital Management LP - Code of Ethics, previously filed as Exhibit (p)(32) with PEA 318 on December 12, 2023.

	(5)	ALPS Distributors, Inc. - Code of Ethics, previously filed as Exhibit (p)(42) with PEA 382 on October 1, 2024.

	(6)	Altrius Capital Management, Inc. - Code of Ethics, previously filed as Exhibit (p)(22) with PEA 174 on September 26, 2022.

	(7)	Amplius ETF Advisors, LLC - Code of Ethics, previously filed as Exhibit (p)(49) with PEA 473 on April 25, 2025.

	(8)	Angel Oak Capital Advisors, LLC - Code of Ethics, previously filed as Exhibit (p)(27) with PEA 257 on August 4, 2023.

	(9)	AOT Invest, LLC - Code of Ethics, previously filed as Exhibit (p)(18) with PEA 134 on June 22, 2022.

	(10)	Argent Capital Management LLC - Code of Ethics, previously filed as Exhibit (p)(17) with PEA 153 on August 15, 2022.

	(11)	Arin Risk Advisors, LLC - Code of Ethics, previously filed as Exhibit (p)(21) with PEA 191 on November 10, 2022.

	(12)	ARK Investment Management, LLC - Code of Ethics, previously filed as Exhibit (p)(29) with PEA 295 on October 31, 2023.

	(13)	ARS Investment Partners, LLC - Code of Ethics, previously filed as Exhibit (p)(55) with PEA 493 on May 30, 2025.

(14)	Astoria Portfolio Advisors, LLC - Code of Ethics, previously filed as Exhibit (p)(22) with PEA 254 on July 21, 2023.

(15)	Bastion Fiduciary, LLC - Code of Ethics, previously filed as Exhibit (p)(45) with PEA 443 on February 18, 2025.

(16)	Beacon Capital Management, Inc. - Code of Ethics, to be filed by amendment.

(17)	Bridges Capital, LLC – Code of Ethics, previously filed as Exhibit (p)(25) with PEA 228 on April 6, 2023.

(18)	Bridgeway Capital Management, LLC - Code of Ethics, previously filed as Exhibit (p)(19) with PEA 151 on August 11, 2022.

(19)	The Burney Company - Code of Ethics, previously filed as Exhibit (p)(23) with PEA 180 on October 7, 2022.

(20)	Cambria Investment Management, L.P. - Code of Ethics, previously filed as Exhibit (p)(36) with PEA 382 on October 1, 2024.

(21)	Castellan Group, LLC - Code of Ethics, previously filed as Exhibit (p)(58) with PEA 501 on June 9, 2025.

(22)	City Different Investments – Code of Ethics, previously filed as Exhibit (p)(22) with PEA 529 on September 10, 2025.

(23)	Cloverpoint, LLC - Code of Ethics, previously filed as Exhibit (p)(56) with PEA 505 on June 13, 2025.

(24)	Coastal Equity Management, LLC - Code of Ethics, previously filed as Exhibit (p)(37) with PEA 398 on November 19, 2024.

(25)	Concourse Capital Advisors, LLC - Code of Ethics, previously filed as Exhibit (p)(54) with PEA 499 on June 6, 2025.

(26)	Dakota Wealth, LLC - Code of Ethics, previously filed as Exhibit (p)(57) with PEA 508 on June 20, 2025.

(27)	Dividend Assets Capital, LLC — Code of Ethics - to be filed by amendment.

(28)	Draco Evolution Corp. - Code of Ethics, previously filed as Exhibit (p)(34) with PEA 353 on June 26, 2024.

(29)	Euclidean Technologies Management, LLC - Code of Ethics, previously filed as Exhibit (p)(24) with PEA 228 on April 6, 2023.

(30)	Freedom Day Solutions, LLC - Code of Ethics, previously filed as Exhibit (p)(5) with PEA 67 on May 3, 2021.

(31)	Gadsden, LLC - Code of Ethics, previously filed as Exhibit (p)(4) with PEA 31 on August 12, 2020.

(32)	GuruFocus Investments, LLC - Code of Ethics, previously filed as Exhibit (p)(11) with PEA 99 on December 14, 2021.

(33)	Honeytree Investment Management Ltd. - Code of Ethics, previously filed as Exhibit (p)(31) with PEA 300 on November 1, 2023.

(34)	Intelligent Alpha, LLC - Code of Ethics, previously filed as Exhibit (p)(8) with PEA 373 on September 10, 2024.

(35)	JLens - Code of Ethics, previously filed as Exhibit (p)(34) with PEA 405 on November 25, 2024.

(36)	Keating Investment Counselors, Inc. - Code of Ethics, previously filed as Exhibit (p)(33) with PEA 328 on February 9, 2024.

(37)	Madison Avenue Financial Solutions, LLC - Code of Ethics, previously filed as Exhibit (p)(25) with PEA 300 on November 1, 2023.

(38)	Manzil Inc. - Code of Ethics - To be filed by amendment.

(39)	MarketDesk Indices, LLC - Code of Ethics, previously filed as Exhibit (p)(23) with PEA 273 on September 15, 2023.

(40)	Matrix Asset Advisors, Inc. - Code of Ethics, previously filed as Exhibit (p)(41) with PEA 419 on December 23, 2024.

(41)	McCarthy & Cox Retirement & Estate Specialists, LLC - Code of Ethics, previously filed as Exhibit (p)(48) with PEA 444 on February 21, 2025.

(42)	Militia Investments, LLC - Code of Ethics, previously filed as Exhibit (p)(45) with PEA 418 on December 23, 2024.

(43)	MKAM ETF LLC – Code of Ethics, previously filed as Exhibit (p)(26) with PEA 229 on April 6, 2023.

(44)	Morgan Dempsey Capital Management LLC - Code of Ethics, previously filed as Exhibit (p)(27) with PEA 231 on April 19, 2023.

(45)	MRBL Management, LLC - Code of Ethics, previously filed as Exhibit (p)(40) with PEA 425 on January 15, 2025.

(46)	NextGen EMP, Inc. - Code of Ethics, previously filed as Exhibit (p)(43) with PEA 409 on December 6, 2024.

(47)	Ogard Capital Market Research, LLC dba BufferLABS – Code of Ethics, previously filed as Exhibit (p)(47) with PEA 534 on September 22, 2025.

(48)	Orcam Financial Group, LLC - Code of Ethics, previously filed as Exhibit (p)(10) with PEA 86 on September 15, 2021.

(49)	Rainwater Equity, LLC - Code of Ethics, previously filed as Exhibit (p)(52) with PEA 483 on May 9, 2025.

(50)	Relative Sentiment Technologies, LLC - Code of Ethics, previously filed as Exhibit (p)(15) with PEA 120 on May 13, 2022.

(51)	Research Affiliates, LLC - Code of Ethics, previously filed as Exhibit (p)(61) with PEA 507 on June 18, 2025.

(52)	The Rock Creek Group, LP - Code of Ethics, previously filed as Exhibit (p)(47) with PEA 441 on February 14, 2025.

	(53)	Sarmaya Partners, LLC - Code of Ethics, previously filed as Exhibit (p)(39) with PEA 433 on January 24, 2025.

	(54)	Sequoia Financial Group, LLC - Code of Ethics, previously filed as Exhibit (p)(58) with PEA 461 on March 27, 2025.

	(55)	Sepio Capital L.P. - Code of Ethics, previously filed as Exhibit (p)(21) with PEA 254 on July 21, 2023.

	(56)	Smart Money Group, LLC - Code of Ethics, previously filed as Exhibit (p)(46) with PEA 439 on February 7, 2025.

	(57)	Sparkline Capital LP - Code of Ethics, previously filed as Exhibit (p)(7) with PEA 67 on June 23, 2021.

	(58)	Stance Capital, LLC - Code of Ethics, previously filed as Exhibit (p)(35) with PEA 357 on September 13, 2024.

	(59)	Stock Snips, Inc. - Code of Ethics, previously filed as Exhibit (p)(26) with PEA 342 on April 8, 2024.

	(60)	Strive Asset Management, LLC - Code of Ethics, previously filed as Exhibit (p)(20) with PEA 146 on August 4, 2022.

	(61)	Suncoast Equity Management, LLC - Code of Ethics, previously filed as Exhibit (p)(53) with PEA 482 on May 7, 2025..

	(62)	Towle & Co. - Code of Ethics, previously filed as Exhibit (p)(60) with PEA 513 on July 11, 2025.

	(63)	Warren Street Wealth Advisors – Code of Ethics, previously filed as Exhibit (p)(63) with PEA 537 on September 24, 2025.

	(64)	White Wolf Capital Advisors, LLC - Code of Ethics, previously filed as Exhibit (p)(23) with PEA 278 on October 3, 2023.

	(65)	21Shares US, LLC - Code of Ethics, previously filed as Exhibit (p)(28) with PEA 295 on October 31, 2023.

(q)	Other
	(1)	Power of Attorney, previously filed as Exhibit (q)(1) with PEA 493 on May 30, 2025.
Item 29. Persons Controlled By or Under Common Control with the Registrant:
None.
Item 30. Indemnification:
Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.
Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.
The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.
The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser:
This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Alpha Architect, LLC	801-71697
Alpha Blue Capital Management, LP	801-128858
Altrius Capital Management, Inc.	801-63153
Amplius ETF Advisors, LLC	801-132157
Angel Oak Capital Advisors, LLC	801-70670
AOT Invest LLC	801-124742
Argent Capital Management LLC	801-55903
Arin Risk Advisors, LLC	801-70598
ARK Investment Management LLC	801-79081
ARS Investment Partners, LLC	801-7566
Astoria Portfolio Advisors, LLC	801-119078
Bastion Fiduciary, LLC	801-131510

Investment Adviser	SEC File No.
Beacon Capital Management, Inc.	801-61249
Bridges Capital, LLC	801-127316
Bridgeway Capital Management, LLC	801-44394
The Burney Company	801-10232
Cambria Investment Management, L.P.	801-71786
Castellan Group, LLC	801-119581
City Different Investments	801-120293
Cloverpoint, LLC	801-132860
Coastal Equity Management, LLC	801-131249
Concourse Capital Advisors, LLC	801-132824
Dakota Wealth, LLC, dba Dakota Wealth Management	801-114097
Dividend Assets Capital, LLC	801-62643
Draco Evolution Corp.	801-129504
Empowered Funds, LLC	801-79835
Euclidean Technologies Management, LLC	801-72806
Freedom Day Solutions, LLC	801-66190
Gadsden, LLC	801-112416
GuruFocus Investments, LLC	801-122727
Honeytree Investment Management Ltd.	801-120880
Intelligent Alpha	801-130980
JLens	801-131261
Keating Investment Counselors, Inc.	801-19820
Madison Avenue Financial Solutions, LLC	801-118936
Manzil Inc.	801-118747
MarketDesk Indices LLC	801-128530
Matrix Asset Advisors, Inc.	801-36872
McCarthy & Cox Retirement & Estate Specialists, LLC	801-128995
Militia Investments, LLC	801-131204
MKAM ETF LLC	801-127208
Morgan Dempsey Capital Management, LLC	801-48064
MRBL Management, LLC	801-131498
NextGen EMP, Inc.	801-131531
Orcam Financial Group, LLC d/b/a Discipline Funds	801-121561
Rainwater Equity, LLC	801-132135
Relative Sentiment Technologies, LLC	801-123211
Research Affiliates, LLC	801-61153
The Rock Creek Group LP	801-61844
Sarmaya Partners, LLC	801-131861
Sepio Capital L.P.	801-108889
Sequoia Financial Group, LLC	801-61089
Smart Money Group, LLC	801-107979
Sparkline Capital LP	801-121161
Stance Capital, LLC	801-120103
Stock Snips, Inc.	801-129682
Strive Asset Management, LLC	801-125907
Suncoast Equity Management, LLC	801-62262
Ogard Capital Market Research, LLC dba BufferLABS	801-134261

Investment Adviser	SEC File No.
Towle & Co.	801-16622
Warren Street Wealth Advisors	801-117597
White Wolf Capital Advisors, LLC	801-120718
21Shares US LLC	801-122990
Item 32. Quasar Distributors, LLC
(a) Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Abacus FCF ETF Trust
2.Advisor Managed Portfolios
3.Antares Private Credit Fund
4.Capital Advisors Growth Fund, Series of Advisors Series Trust
5.Chase Growth Fund, Series of Advisors Series Trust
6.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7.Edgar Lomax Value Fund, Series of Advisors Series Trust
8.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
9.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
10.Huber Large Cap Value Fund, Series of Advisors Series Trust
11.Huber Mid Cap Value Fund, Series of Advisors Series Trust
12.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
13.Huber Small Cap Value Fund, Series of Advisors Series Trust
14.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
15.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
16.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
17.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.PIA BBB Bond Fund, Series of Advisors Series Trust
19.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
20.PIA High Yield Fund, Series of Advisors Series Trust
21.PIA MBS Bond Fund, Series of Advisors Series Trust
22.PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.Poplar Forest Partners Fund, Series of Advisors Series Trust
25.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.Pzena International Value Fund, Series of Advisors Series Trust
28.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.Reverb ETF, Series of Advisors Series Trust
31.Scharf Fund, Series of Advisors Series Trust
32.Scharf Global Opportunity Fund, Series of Advisors Series Trust
33.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
37.The Aegis Funds

38.Allied Asset Advisors Funds
39.Angel Oak Funds Trust
40.Angel Oak Strategic Credit Fund
41.Brookfield Infrastructure Income Fund Inc.
42.Brookfield Investment Funds
43.Buffalo Funds
44.DoubleLine Funds Trust
45.EA Series Trust (f/k/a Alpha Architect ETF Trust)
46.Ecofin Tax-Advantaged Social Impact Fund, Inc.
47.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
48.AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
49.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
52.AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
53.AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
54.AAM Transformers ETF, Series of ETF Series Solutions
55.Acquirers Deep Value ETF, Series of ETF Series Solutions
56.Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
57.Aptus Defined Risk ETF, Series of ETF Series Solutions
58.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
59.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
60.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
61.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
62.Aptus Large Cap Upside ETF, Series of ETF Series Solutions
63.Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
64.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
65.Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
66.BTD Capital Fund, Series of ETF Series Solutions
67.Carbon Strategy ETF, Series of ETF Series Solutions
68.ClearShares OCIO ETF, Series of ETF Series Solutions
69.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
70.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
71.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
72.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
73.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
74.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
75.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
76.Hoya Capital Housing ETF, Series of ETF Series Solutions
77.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
78.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
79.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
80.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
82.Opus Small Cap Value ETF, Series of ETF Series Solutions

83.Range Cancer Therapeutics ETF, Series of ETF Series Solutions
84.The Acquirers Fund, Series of ETF Series Solutions
85.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
86.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
87.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
88.U.S. Global JETS ETF, Series of ETF Series Solutions
89.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
90.U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
91.US Vegan Climate ETF, Series of ETF Series Solutions
92.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
93.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
94.First American Funds Trust
95.FundX Investment Trust
96.The Glenmede Fund, Inc.
97.The GoodHaven Funds Trust
98.Harding, Loevner Funds, Inc.
99.Hennessy Funds Trust
100.Horizon Funds
101.Hotchkis & Wiley Funds
102.Intrepid Capital Management Funds Trust
103.Jacob Funds Inc.
104.The Jensen Quality Growth Fund Inc.
105.Kirr, Marbach Partners Funds, Inc.
106.Core Alternative ETF, Series of Listed Funds Trust
107.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.LKCM Funds
110.LoCorr Investment Trust
111.MainGate Trust
112.ATAC Rotation Fund, Series of Managed Portfolio Series
113.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
114.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
115.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
116.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
118.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
119.Kensington Active Advantage Fund, Series of Managed Portfolio Series
120.Kensington Defender Fund, Series of Managed Portfolio Series
121.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
122.Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123.Kensington Managed Income Fund, Series of Managed Portfolio Series
124.LK Balanced Fund, Series of Managed Portfolio Series
125.Leuthold Core ETF, Series of Managed Portfolio Series
126.Leuthold Core Investment Fund, Series of Managed Portfolio Series
127.Leuthold Global Fund, Series of Managed Portfolio Series

128.Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
129.Leuthold Select Industries ETF, Series of Managed Portfolio Series
130.Muhlenkamp Fund, Series of Managed Portfolio Series
131.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
132.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
133.Olstein All Cap Value Fund, Series of Managed Portfolio Series
134.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
135.Port Street Quality Growth Fund, Series of Managed Portfolio Series
136.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
137.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
138.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
139.Reinhart International PMV Fund, Series of Managed Portfolio Series
140.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
141.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
142.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
143.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
144.Tremblant Global ETF, Series of Managed Portfolio Series
145.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
146.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
147.Hood River New Opportunities Fund, Series of Manager Directed Portfolios
148.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
149.SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
150.SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
151.SWP Growth & Income ETF, Series of Manager Directed Portfolios
152.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
153.Mason Capital Fund Trust
154.Matrix Advisors Funds Trust
155.Monetta Trust
156.Nicholas Equity Income Fund, Inc.
157.Nicholas Fund, Inc.
158.Nicholas II, Inc.
159.Nicholas Limited Edition, Inc.
160.Oaktree Diversified Income Fund Inc.
161.Permanent Portfolio Family of Funds
162.Perritt Funds, Inc.
163.Procure ETF Trust II
164.Professionally Managed Portfolios
165.Prospector Funds, Inc.
166.Provident Mutual Funds, Inc.
167.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
168.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
169.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
170.Aquarius International Fund, Series of The RBB Fund, Inc.
171.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
172.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.

173.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
174.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
175.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
176.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
177.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
178.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
179.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
181.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
182.F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
183.F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
184.F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
185.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
186.F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
187.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
188.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
189.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
190.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
191.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
192.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
193.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
194.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
195.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
196.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
197.SGI Global Equity Fund, Series of The RBB Fund, Inc.
198.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
199.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
200.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
201.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
202.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
203.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
204.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
205.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
206.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
207.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
208.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
209.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
210.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
211.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
212.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
213.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
214.WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
215.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
216.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
217.The RBB Fund Trust

218.RBC Funds Trust
219.Rockefeller Municipal Opportunities Fund
220.Series Portfolios Trust
221.Tax-Exempt Private Credit Fund, Inc.
222.Thompson IM Funds, Inc.
223.Tortoise Capital Series Trust
224.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
225.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
226.CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
227.CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
228.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
229.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
230.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
231.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
232.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
233.Jensen Quality MidCap Fund, Series of Trust for Professional Managers
234.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
235.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
236.USQ Core Real Estate Fund
237.Wall Street EWM Funds Trust
238.Wisconsin Capital Funds, Inc.
(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.
Item 33. Location of Accounts and Records:
Information regarding the books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are provided in the Registrant’s most recent report on Form N-CEN.
Item 34. Management Services:
None.

Item 35. Undertakings:
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (this “Amendment”) to its Registration Statement on Form N-1A under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed below on its behalf by the undersigned, duly authorized in the Village of Bayside, State of Wisconsin, on September 24, 2025.

EA SERIES TRUST

By: /s/ Michael D. Barolsky
Michael D. Barolsky
Vice President & Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on September 24, 2025.

Signature	Title

*Wesley R. Gray	Trustee and President (principal executive officer)
Wesley R. Gray

*Sean R. Hegarty	Treasurer (principal financial officer)
Sean R. Hegarty

*Daniel Dorn	Trustee
Daniel Dorn

*Michael Pagano	Trustee
Michael Pagano

*Emeka Oguh	Trustee
Emeka Oguh

*By:	/s/ Michael D. Barolsky
Michael D. Barolsky
Attorney-in-Fact
* (Pursuant to Power of Attorney previously filed with Post-Effective Amendment No. 493 to the Registrant’s registration statement on May 30, 2025.)

 EXHIBIT INDEX

Exhibit No.	Description
(j)	Consent of Independent Registered Public Accounting Firm